As filed with the Securities and Exchange Commission on May 23, 2003

                                                              File Nos.333-10015
                                                                       811-07763

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]
                  Pre-Effective Amendment No.______                         [ ]
                  Post-Effective Amendment No.    23                        [X]
                                               --------

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]
                  Amendment No.     25                                       [X]
                                ---------

                              MASTERS' SELECT FUNDS
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

               4 OrindaWay, Suite 230-D, Orinda, California 94563

               (Address of Principal Executive Offices) (Zip Code)

                                 (925) 254-8999

              (Registrant's Telephone Numbers, Including Area Code)

                               Kenneth E. Gregory
                            4 OrindaWay, Suite 230-D
                                Orinda, CA 94563


                     (Name and Address of Agent for Service)

                                   Copies to:

                               Julie Allecta, Esq.
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                         San Francisco, California 94105



 As soon as practicable after this Registration Statement is declared effective.
                 (Approximate Date of Proposed Public Offering)

         It is proposed that this filing will become effective (check appropriate box):

[X]             immediately upon filing pursuant to paragraph (b).
[ ]             on (date) pursuant to paragraph (b).
[ ]             60 days after filing pursuant to paragraph (a)(1).
[ ]             on (date) pursuant to paragraph (a)(1).
[ ]             75 days after filing pursuant to paragraph (a)(2).
[ ]             on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate check the following box:


[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                            The Masters' Select Funds











                                     [LOGO]





                                   Prospectus

                         The Masters' Select Equity Fund

                     The Masters' Select International Fund

                         The Masters' Select Value Fund


                   The Masters' Select Smaller Companies Fund




                                  May 23, 2003




                        LITMAN/GREGORY FUND ADVISORS, LLC
--------------------------------------------------------------------------------
                           www.mastersselectfunds.com


                            The Masters' Select Funds





                                   Prospectus

                         The Masters' Select Equity Fund

                     The Masters' Select International Fund

                         The Masters' Select Value Fund


                   The Masters' Select Smaller Companies Fund




                                  May 23, 2003







Contents



The Masters' Select Equity Fund................................................2
The Masters' Select International Fund.........................................6
The Masters' Select Value Fund................................................10
The Masters' Select Smaller Companies Fund....................................15
The Funds in Detail -  Elements Common to All the Funds.......................19
The Masters' Select Equity Fund in Detail.....................................23
The Masters' Select International Fund in Detail..............................28
The Masters' Select Value Fund in Detail......................................33
The Masters' Select Smaller Companies Fund in Detail..........................37
Shareholder Services..........................................................42
Financial Highlights..........................................................50
Privacy Notice................................................................53
For More Information..................................................Back Cover





These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.




The Masters' Select Equity Fund

Objective
.................................................................................

The objective of the Fund is long-term growth of capital; that is, the increase in the value of your investment over the long term.

Principal Strategies
.................................................................................

Litman/Gregory Fund Advisors (the "Advisor") believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peers. The Advisor also believes that most stock pickers have a few select stocks in which they have a high degree of confidence. In the case of certain skilled stock pickers, the Advisor believes a portfolio of their "highest confidence" stocks will outperform their more diversified portfolios over a market cycle.


Based on these beliefs, the Fund's strategy is to engage a number of proven managers as sub-advisors, each to invest in the securities of companies that they believe have strong appreciation potential. Each manages a portion of the Fund's assets by independently managing a portfolio composed of between 5 and 15 stocks. The Fund will invest primarily in the securities of large and small-sized U.S. companies, although the managers will have limited flexibility to invest in the securities of foreign companies. By executing this strategy the Fund seeks to:


o combine the efforts of several experienced, world class managers, all with superior track records,

o access the favorite stock-picking ideas of each manager at any point in time,

o deliver a portfolio that is prudently diversified in terms of stocks (typically 60 to 90) and industries while allowing each manager to run a portion of the portfolio focused on only his favorite stocks, and

o further diversify across different-sized companies and stock-picking styles by incorporating managers with a variety of stock-picking disciplines.

Principal Risks
.................................................................................

Investment in stocks exposes shareholders of the Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund. As with all mutual funds that invest in common stocks, the value of an individual's investment will fluctuate daily in response to the performance of the individual stocks held in the Fund.

Though not a small-cap fund, the Fund will invest a portion of its assets in the securities of small companies. The prices of small companies' stocks are generally more volatile than the prices of large companies' stocks. This is because small companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management. In addition, because small companies have fewer shares of stock outstanding, the ability to trade their securities quickly may be affected by a lack of buyers and sellers in these stocks. This lack of liquidity increases the Fund's risk to adverse market movements in the prices of these stocks.

Though primarily a U.S. equity fund, the Fund may invest a portion of its assets in the stocks and bonds of companies based outside of the United States. The Fund is exposed to higher risk in owning these securities because each country has its own rules regarding accounting practices, government regulation, and government economic policies, which may differ from the rules and policies to which U.S. companies are subject. In addition, the Fund, at times, will be exposed to foreign currency fluctuations as the result of its foreign holdings.

Past Performance
.................................................................................

The following chart depicts the annual performance for the life of the Fund. The chart illustrates the risk of investing in the Fund by showing the fluctuations in its annual returns. Please keep in mind that past performance, before and after taxes, cannot guarantee future returns.

--------------------------------- ----------------------------------------------
1997:   29.11%
1998:   14.90%                    During the  periods  shown to the left,  the
1999:   26.45%                    highest  and lowest quarterly returns earned
2000:    3.17%                    by the Fund were:
2001:   -2.55%
2002:  -19.06%
                                  Highest:       21.49%      Qtr. ended 12/31/98

                                  Lowest:       -18.76%      Qtr. ended 9/30/01
--------------------------------- ----------------------------------------------

The following table compares the Fund's performance over time with the Wilshire 5000, an unmanaged broad market index of stock performance, and the Lipper Multi-Cap Core Index, which measures the performance of the 30 largest multi-cap core equity mutual funds as determined by Lipper, Inc. Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses, or taxes.

------------------------------------- ------------ ------------ ---------------
                                        One Year    Five Year   Average Annual
                                      Period Ended Period Ended    Return
                                        12/31/02    12/31/02**  Since Inception
                                                                  (12/31/96)
Masters' Select Equity Fund
  Return before taxes                   -19.06%        3.41%         7.30%
  Return after taxes on distributions   -19.06%        0.94%         4.59%
  Return after taxes on distributions
  and sale of fund shares               -11.70%        1.69%         4.75%
Wilshire 5000 Index*                    -20.86%       -0.86%         3.89%
Lipper Multi - Cap Core Index*          -21.74%       -0.66%         3.39%
------------------------------------- ------------ ------------ ---------------
*    Reflects no deduction for fees, expenses, or taxes.
**   Reflects annualized returns.

The Fund's after-tax returns as shown in the previous table are calculated using the highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sales of Fund Shares" may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an individual retirement account ("IRA"), this information does not apply to your investment.

Fees and Expenses
.................................................................................

Expenses are one of several factors to consider when investing in a mutual fund. There are usually two types of expenses involved: shareholder transaction expenses, such as sales loads and transaction fees, and annual operating expenses, such as advisory fees. The Fund has no front-end or deferred sales loads, and imposes no shareholder transaction fees. The following table illustrates the fees and expenses you might pay over time as an investor in the Fund.

Shareholder Fees (paid directly from your investment)

       Sales Loads                                                    None
       180-Day Redemption Fee(1)                                     2.00%
       Transfer Fees                                                  None


Annual Operating Expenses (deducted from Fund assets)

       Management Fee                                                 1.10%
       Distribution (12b-1) Fee                                       None
       Other Operating Expenses(2)                                    0.17%
                                                                      -----
           Total Annual Fund Operating Expenses                       1.27%
           Less: Fees waived(3)                                      (0.02%)
                                                                     -------
       Net Operating Expenses                                         1.25%

(1) You will be charged a 2% fee if you redeem shares of the Fund within 180 days of purchase.
(2) Significant other expenses include custody, fund accounting, transfer agency, legal, audit, and administration.
(3) Through December 31, 2003, the Advisor has contractually agreed to waive a portion of its Management Fee, effectively reducing the Management Fee to 1.08%.


Example


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 One Year*            Three Years            Five Years             Ten Years
   $127                  $401                   $695                 $1,532

* Assumes that a portion of the Management Fee equal to approximately 0.02% of the Fund's net assets is contractually waived by Advisor.

Management
.................................................................................

The Advisor to the Fund is Litman/Gregory Fund Advisors, LLC. The Advisor has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement. The following table provides a description of the six investment managers. A detailed discussion of the management structure of the Fund begins on Page 22.


                                  INVESTMENT         MARKET
                                  EXPERIENCE/        CAPITALIZATION
                     TARGET ASSET RELEVANT FUND      OF COMPANIES IN
INVESTMENT MANAGER   ALLOCATION   EXPERIENCE         PORTFOLIO         STOCK-PICKING STYLE
-------------------- ------------ ------------------ ----------------- --------------------

Christopher Davis/     20%        Over 10 years/ New Mostly large      Growth at a
Kenneth Feinberg                  York Venture Fund  companies         reasonable price
                                  since 1995

-------------------- ------------ ------------------ ----------------- --------------------

Bill D'Alonzo          10%        Over 20 years/     Small and         High earnings
and team                          Brandywine         mid-sized         growth
                                  Fund since 1990    companies

-------------------- ------------ ------------------ ----------------- --------------------

Mason Hawkins          20%        Over 25 years/     All sizes, may    Value and global,
                                  Longleaf Partners  have up to 50%    may invest up to
                                  Fund since 1987    foreign stocks    50% in foreign
                                                                       securities

-------------------- ------------ ------------------ ----------------- --------------------

Bill Miller            20%        Over 20 years/     All sizes but     Eclectic,
                                  Legg Mason Value   mostly large and  may invest in
                                  Trust since 1982   mid-sized         traditional value
                                                     companies         stocks or growth
                                                                       stocks

-------------------- ------------ ------------------ ----------------- --------------------

Spiros "Sig" Segalas   20%        Over 40 years/     Mostly large      High earnings
                                  Harbor Capital     companies         growth
                                  Appreciation Fund
                                  since 1990

-------------------- ------------ ------------------ ----------------- --------------------

Dick Weiss             10%        Over 25 years/     Small and mid-    Growth at a
                                  Strong Common      sized companies   reasonable price
                                  Stock Fund since
                                  1991

-------------------- ------------ ------------------ ----------------- --------------------

The Masters' Select International Fund

Objective
.................................................................................

The objective of the Fund is long-term growth of capital; that is, the increase in the value of your investment over the long term.

Principal Strategies
.................................................................................

The Advisor believes that it is possible to identify international investment managers who, over a market cycle, will deliver superior returns relative to their peers. The Advisor also believes that most stock pickers have a few select stocks in which they have a high degree of confidence. In the case of certain skilled stock pickers, the Advisor believes that a portfolio of their "highest confidence" stocks will outperform their more diversified portfolios over a market cycle.


Based on these beliefs, the Fund's strategy is to engage a number of proven managers as sub-advisors, each to invest in the securities of companies that they believe have strong appreciation potential. Each manages a portion of the Fund's assets by independently managing a portfolio composed of between 8 and 15 stocks. The Fund will invest primarily in the securities of non-U.S. companies, including large and small companies and companies located in emerging markets. The managers will have limited flexibility to invest in the securities of U.S. companies. By executing this strategy the Fund seeks to:

o combine the efforts of several experienced, world class international managers, all with superior track records,


o access the favorite stock-picking ideas of each manager at any point in time,

o deliver a portfolio that is prudently diversified in terms of stocks (typically 45 to 60) and industries while still allowing each manager to run portfolio segments focused on only his favorite stocks, and

o    further  diversify  across  different  sized  companies,   countries,   and
     stock-picking styles by including managers with a variety of stock-picking disciplines.

Principal Risks
.................................................................................

Investment in stocks exposes shareholders of the Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund. As with all mutual funds that invest in common stocks, the value of an individual's investment will fluctuate daily in response to the performance of the individual stocks held in the Fund.

The Fund will normally be invested in the stocks and bonds of companies based outside of the United States. The Fund is exposed to higher risk in owning these securities because foreign countries have their own rules regarding accounting practices, government regulation, and government economic policies, which may differ from the rules and policies to which U.S. companies are subject. Owning foreign securities also exposes shareholders to the political risks of other countries and the risk of fluctuations of the exchange rate of the local currency relative to the U.S. dollar.

The Fund may invest a portion of its assets in emerging market countries. Emerging market countries are those with immature economic and political structures, and entail greater investment risk than developed markets. Such risks include government dependence on a few industries or resources, government imposed taxes on foreign investment or limits on the removal of capital from a country, unstable government, and volatile markets.

Though not a small-cap fund, the Fund may invest a portion of its assets in the securities of small companies. The prices of small companies' stocks are generally more volatile than the prices of large companies' stocks. This is because small companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger, more diversified companies with more structured management. In addition, because small companies have fewer shares of stock outstanding, the ability to trade their securities quickly may be affected by a lack of buyers and sellers in these stocks. This lack of liquidity increases the Fund's risk to adverse market movements in the prices of these stocks.

Past Performance
.................................................................................

The following chart depicts the annual performance for the life of the Fund. The chart illustrates the risk of investing in the Fund by showing the fluctuations in its annual returns. Please keep in mind that past performance, before and after taxes, cannot guarantee future returns.

------------------------------------------ -------------------------------------
                                           During the periods shown to the left,
1998:   11.74%                             the highest and lowest quarterly
1999:   75.01%                             returns earned by the Fund were:
2000:   -5.01%
2001:  -17.94%                             Highest: 41.01%   Qtr. ended 12/31/99
2002:  -14.34%
                                           Lowest:  -20.80%  Qtr. ended 9/30/02


------------------------------------------ -------------------------------------

The following table compares the Fund's performance over time with the Morgan Stanley Capital International (MSCI) All Country World (except U.S.) Index, an unmanaged broad market index that measures the performance of common equities in 46 developed and emerging markets, and with the Lipper International Fund Index, which measures the performance of the 30 largest International Equity mutual funds as determined by Lipper, Inc. Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses, or taxes.

------------------------------------------- -------- ---------- ----------------
                                            One Year  Five Year  Average Annual
                                            Period     Period       Return
                                             Ended      Ended   Since Inception
                                            12/31/02 12/31/02**    (12/1/97)
                                            -------- ----------    ---------
Masters' Select International Fund
   Return before taxes                      -14.34%      5.48%      5.14%
   Return after taxes on distributions      -14.44%      3.99%      3.68%
   Return after taxes on distributions and
   sale of fund shares                       -8.80%      3.88%      3.61%
MSCI All Country World (except U.S.) Index* -14.68%     -2.71%     -2.44%
Lipper International Fund Index*            -13.84%     -1.64%     -1.46%

------------------------------------------- -------- ---------- ----------------
*    Reflects no deduction for fees, expenses,  or taxes.
**   Reflects annualized returns.

The Fund's after-tax returns as shown in the previous table are calculated using the highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sales of Fund Shares" may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an IRA, this information does not apply to your investment.

Fees and Expenses
.................................................................................

Expenses are one of several factors to consider when investing in a mutual fund. There are usually two types of expenses involved: shareholder transaction expenses, such as sales loads and transaction fees, and annual operating expenses, such as advisory fees. The Fund has no front-end or deferred sales loads, and imposes no shareholder transaction fees. The following table illustrates the fees and expenses you might pay over time as an investor in the Fund.

Shareholder Fees (paid directly from your investment)

       Sales Loads                                                     None
       180-Day Redemption Fee(1)                                      2.00%
       Transfer Fees                                                   None


Annual Operating Expenses (deducted from Fund assets)

       Management Fee                                                  1.10%
       Distribution (12b-1) Fee                                        None
       Other Operating Expenses(2)                                     0.22%
                                                                       -----
           Total Annual Fund Operating Expenses                        1.32%
           Less: Fees waived(3)                                       (0.19%)
                                                                      -------
       Net Operating Expenses                                          1.13%

(1) You will be charged a 2% fee if you redeem shares of the Fund within 180 days of purchase.
(2) Significant other expenses include custody, fund accounting, transfer agency, legal, audit, and administration.
(3) Through December 31, 2003, the Advisor has contractually agreed to waive a portion of its Management Fee, effectively reducing the Management Fee to 0.91%.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year*             Three Years           Five Years             Ten Years
  $115                   $400                  $705                 $1,574

* Assumes that a portion of the Management Fee equal to approximately 0.1925% of the Fund's net assets is contractually waived by Advisor.

Management
.................................................................................

The Advisor to the Fund is Litman/Gregory Fund Advisors, LLC. The Advisor has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the investment managers and to recommend their hiring, termination and replacement. The following table provides a description of the four investment managers. A detailed discussion of the management structure of the Fund begins on Page 29.



                                INVESTMENT           MARKET
                                EXPERIENCE/          CAPITALIZATION OF
                   TARGET ASSET RELEVANT FUND        COMPANIES IN
INVESTMENT MANAGER ALLOCATION   EXPERIENCE           PORTFOLIO           STOCK-PICKING STYLE
------------------ ------------ -------------------- ------------------- --------------------


David Herro                25%  Over 15 years/       All sizes, but      Value
                                Oakmark              mostly large and
                                International Fund   mid-sized companies
                                since 1992; and
                                Oakmark
                                International Small
                                Cap Fund since 1995

------------------ ------------ -------------------- ------------------- --------------------

Dan Jaworski               25%  Over 10 years/       Mostly large        Eclectic,
                                Harbor Global Equity companies           may invest in
                                Fund since 2001;                         traditional value
                                Marshall                                 stocks or growth
                                International Stock                      stocks
                                Fund since 1999;
                                STI Classic
                                International Equity
                                Fund (1995 to
                                1997);  and Princor
                                World Fund (1988 to
                                1993)

------------------ ------------ -------------------- ------------------- --------------------

Ted Tyson                  25%  Over 20 years/       All sizes           High earnings
                                Harbor International                     growth
                                Growth Fund since
                                2001, American
                                Century
                                International Fund
                                (1991 to 1997)

------------------ ------------ -------------------- ------------------- --------------------

Mark Yockey                25%  Over 20 years/       All sizes, but      Growth at a
                                Artisan              mostly large        reasonable price
                                International Fund   companies
                                since 1996 and
                                United International
                                Growth Fund (1990 to
                                1996)

------------------ ------------ -------------------- ------------------- --------------------


The Masters' Select Value Fund

Objective
.................................................................................

The objective of the Fund is long-term growth of capital; that is, the increase in the value of your investment over the long term.

Principal Strategies
.................................................................................


The Advisor believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peers. The Advisor also believes that most stock pickers have a few select stocks in which they have a particularly high degree of confidence. In the case of certain skilled stock pickers, the Advisor believes a portfolio of their "highest confidence" stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Fund's strategy is to engage a number of proven managers as sub-advisors, each to invest in the securities of companies that they believe have strong appreciation potential. Each manages a portion of the Fund's assets by independently managing a portfolio composed of between 8 and 15 stocks. The Fund will invest primarily in the securities of mid and large-sized
U. S. companies, although the managers will have limited flexibility to invest in the securities of foreign companies and small companies. And, to a much smaller extent, the Fund also invests in distressed companies by purchasing securities of companies that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy. The Fund's investments in distressed companies typically involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies. By executing this strategy the Fund seeks to:


o combine the efforts of several experienced, world-class managers, all with superior track records,

o access the favorite stock-picking ideas of each manager at any point in time, and

o deliver a value-oriented portfolio that is prudently diversified in terms of the number of stocks.

All of the managers selected to pick stocks for the Fund utilize a value approach to stock selection. Value investors seek to invest in companies whose stocks they deem to be undervalued. Their value analysis may focus on factors such as earnings, cash flow, private market value, intrinsic value, liquidation value or other factors. In assessing a company, a value investor will review financial statements and may assess the quality of management, competitive forces, industry outlook, capital structure, lifecycle issues, growth potential and other factors. At times, stocks of companies undergoing temporary hardships may be purchased. Each of the Fund's sub-advisors has their own unique approach to company analysis and may define value differently.

Principal Risks
.................................................................................

Investment in stocks exposes shareholders of the Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund. As with all mutual funds that invest in common stocks, the value of an individual's investment will fluctuate daily in response to the performance of the individual stocks held in the Fund.

The Fund is non-diversified, which means it may hold larger positions in a smaller number of individual securities than a diversified fund. A probable result of non-diversification is that increases or decreases in the value of any of the individual securities owned by the Fund may have a greater impact on the Fund's net asset value ("NAV") and total return than would be the case in a diversified fund holding a larger number of securities.

Though primarily a U.S. equity fund, the Fund may invest a small portion of its assets in stocks of companies based outside of the United States. The exposure to foreign stocks is not expected to exceed 20% of the Fund's assets (measured at the time of original investment), and may be significantly lower. The Fund is exposed to greater risk in owning these securities because each country has its own rules regarding accounting practices, government regulation, and government economic policies, which may differ from the rules and policies to which U.S. companies are subject. In addition, the Fund will, at times, be exposed to foreign currency fluctuations as the result of its foreign holdings.

Though not a small-cap fund, the Fund may invest a portion of its assets in the securities of small companies. The exposure to small companies is not expected to exceed 25% of assets (measured at the time of original investment), and may be significantly lower. The prices of small companies' stocks are generally more volatile than the prices of large companies' stocks. This is because small companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management. In addition, because small companies have fewer shares of stock outstanding, the ability to trade their securities quickly may be affected by a lack of buyers and sellers in these stocks. This lack of liquidity increases the Fund's risk to adverse market movements in the prices of these stocks.

The Fund may invest a portion of its assets in securities of distressed companies. Debt obligations of distressed companies typically are unrated, lower rated, in default or close to default and may become worthless.

The Fund's investments in distressed companies typically involve the purchase of high-yield bonds, or comparable unrated debt securities, or the purchase of direct indebtedness (or participations in the indebtedness) of such companies. Indebtedness generally represents a specific commercial loan or portion of a loan made to a company by a financial institution such as a bank or insurance company. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or insurance companies. By purchasing all or a part of a company's direct indebtedness, the Fund, in effect, steps into the shoes of the lender. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The purchase of indebtedness or loan participations of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of participations, such as the Fund, must rely on the financial institution issuing the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of the bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness. When the Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

Past Performance
.................................................................................


The following chart depicts the annual performance for the life of the Fund. The chart illustrates the risk of investing in the Fund by showing the fluctuations in its annual returns. Please keep in mind that past performance, before and after taxes, cannot guarantee future returns.


------------------------------------------ -------------------------------------

2001:   9.64%                              During the period shown to the left,
2002: -14.09%                              the highest and lowest quarterly
                                           returns earned by the Fund were:

                                           Highest: 11.34%   Qtr. ended 12/31/01

                                           Lowest: -17.42%   Qtr. ended  9/30/01

------------------------------------------ -------------------------------------


The following table compares the Fund's  performance  over time with the Russell
3000 Value Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization with lower price-to-book ratios and lower forecasted growth values, and with the Lipper Multi-Cap Value Fund Index, which measures the performance of the 30 largest multi-cap value equity mutual funds as determined by Lipper, Inc. Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses, or taxes.


-------------------------------------------------- ------------ ----------------
                                                   One Period    Average Annual
                                                   Period Ended      Return
                                                    12/31/02    Since Inception
                                                                   (6/30/00)
Masters' Select Value Fund
   Return before taxes                               -14.09%          -0.63%
   Return after taxes on distributions               -14.09%          -0.66%
   Return after taxes on distributions and sale
   of fund shares                                     -8.65%          -0.52%
Russell 3000 Value Index*                            -15.19%          -3.75%
Lipper Multi-Cap Value Fund Index*                   -17.61%          -3.19%
-------------------------------------------------- ------------ ----------------

*    Reflects no deduction for fees, expenses, or taxes.


The Fund's after-tax returns as shown in the previous table are calculated using the highest applicable individual federal marginal income tax rates for the period and do not reflect the impact of state and local taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sales of Fund Shares" may be higher than the other return figures of the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Your actual after-tax returns depend on your tax situation and may differ from those shown. If you own Fund shares in a tax-deferred account, such as a 401(k) plan or an IRA, this information does not apply to your investment.

Fees and Expenses
.................................................................................


Expenses are one of several factors to consider when investing in a mutual fund. There are usually two types of expenses involved: shareholder transaction expenses, such as sales loads and transaction fees, and annual operating expenses, such as advisory fees. The Fund has no front-end or deferred sales loads, and imposes no shareholder transaction fees. The following table illustrates the fees and expenses you might pay over time as an investor in the Fund.

Shareholder Fees (paid directly from your investment)

       Sales Loads                                                     None
       180-Day Redemption Fee(1)                                      2.00%
       Transfer Fees                                                   None


Annual Operating Expenses (deducted from Fund assets)

       Management Fee                                                  1.10%
       Distribution (12b-1) Fee                                        None
       Other Operating Expenses(2)                                     0.21%
                                                                       -----
           Total Annual Fund Operating Expenses                        1.31%
           Less: Fees waived(3)                                       (0.02)%
                                                                      -------
       Net Operating Expenses                                          1.29%

(1) You will be charged a 2% fee if you redeem shares of the Fund within 180 days of purchase.

(2) Significant other expenses include custody, fund accounting, transfer agency, legal, audit, and administration.

(3) Through December 31, 2003, the Advisor has contractually agreed to waive a portion of its Management Fee, effectively reducing the Management Fee to 1.08%.


Example


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


One Year*            Three Years          Five Years              Ten Years
  $131                  $413                 $716                  $1,577

* Assumes that a portion of the Management Fee equal to approximately 0.02% of the Fund's net assets is contractually waived by Advisor.


Management
.................................................................................

The Advisor to the Fund is Litman/Gregory Fund Advisors, LLC. The Advisor has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement. The following table provides a description of the four investment managers. A detailed discussion of the management structure of the Fund begins on Page 35.



                                INVESTMENT           MARKET
                                EXPERIENCE/          CAPITALIZATION OF
INVESTMENT MANAGER TARGET ASSET RELEVANT FUND        COMPANIES IN        STOCK-PICKING
                   ALLOCATION   EXPERIENCE           PORTFOLIO              STYLE
------------------ ------------ -------------------- ------------------- -----------------

Mason Hawkins              25%  Over 25 years/       All sizes           Value
                                Longleaf Partners
                                Fund since 1987

------------------ ------------ -------------------- ------------------- -----------------

Bill Miller                25%  Over 20 years/       All sizes but       Eclectic,
                                Legg Mason Value     mostly large and    may invest in
                                Trust since 1982     mid-sized companies traditional value
                                                                         stocks or growth
                                                                         stocks

------------------ ------------ -------------------- ------------------- -----------------

Bill Nygren                25%  Over 20 years/       Mostly large and    Value
                                Oakmark Select       mid-sized companies
                                since 1996

------------------ ------------ -------------------- ------------------- -----------------

David Winters              25%  Over 15 years/       All sizes           Value
                                Mutual Beacon Fund
                                since 1998, Mutual
                                Discovery Fund
                                since 2000

------------------ ------------ -------------------- ------------------- -----------------



The Masters' Select Smaller Companies Fund

Objective

.................................................................................


The objective of the Fund is long-term growth of capital; that is, the increase in the value of your investment over the long term.

Principal Strategies
.................................................................................

The Advisor believes that it is possible to identify investment managers who, over a market cycle, will deliver superior returns relative to their peer groups. The Advisor also believes that most stock pickers have a few select stocks in which they have a particularly high degree of confidence. In the case of certain skilled stock pickers, the Advisor believes a portfolio of their "highest confidence" stocks will outperform their more diversified portfolios over a market cycle.

Based on these beliefs, the Fund's strategy is to engage a number of proven managers as sub-advisors, each to invest in the securities of smaller companies that they believe have strong appreciation potential. Each manages a portion of the Fund's assets by independently managing a portfolio comprised of between 8 and 15 stocks. The Fund will invest primarily in the securities of small and mid-sized U.S. companies, although the managers will have limited flexibility to invest in the securities of foreign companies. By executing this strategy the Fund seeks to:

o combine the efforts of several experienced, world class managers, all with superior track records,

o access the favorite stock-picking ideas of each manager at any point in time,

o deliver a portfolio that is prudently diversified in terms of stocks (typically 40 to 60) and industries while still allowing each manager to run portfolio segments focused on only his favorite stocks, and

o further diversify across stock-picking styles by including managers with a variety of stock-picking disciplines.

The Advisor defines a "Smaller Company" as one whose market-capitalization falls within the range of market capitalizations of any company in the Russell 2500 Index, as of the most recent reconstitution. The Russell 2500 Index measures the performance of 2500 small and mid-sized companies with market capitalizations ranging between $128 million and $3.5 billion as of May 31, 2002. Overall, the Advisor expects the majority of the Fund's holdings at any point in time to meet the definition of small capitalization company, but the Fund will have the flexibility to hold mid-sized companies if the investment managers believe that holding these companies will lead to higher overall returns.

Principal Risks
.................................................................................

Investment in stocks exposes shareholders of the Fund to the risk of losing money if the value of the stocks held by the Fund declines during the period an investor owns shares in the Fund. As with all mutual funds that invest in common stocks, the value of an individual's investment will fluctuate daily in response to the performance of the individual stocks held in the Fund. During some periods, the stocks of smaller companies, as an asset class, have performed better than the stocks of larger companies, while in some periods they have performed worse.

The Fund will invest its assets in the securities of small and, at times, mid-sized companies. The prices of small companies' stocks are generally more volatile than the prices of large companies' stocks. This is because small companies may be more reliant on a few products, services or key personnel, which can be riskier than owning larger companies with more diverse product lines and structured management. In addition, because small companies have fewer shares of stock outstanding, the ability to trade their securities quickly may be affected by a lack of buyers and sellers in these stocks. This lack of liquidity increases the Fund's risk to adverse market movements in the prices of these stocks.

Though primarily a U.S. equity fund, the Fund may invest a small portion of its assets in stocks of companies based outside of the United States. The exposure to foreign stocks is not expected to exceed 10% of the Fund's assets (measured at the time of original investment), and may be significantly lower. The Fund may be exposed to greater risk in owning these securities because each country has its own rules regarding accounting practices, government regulation, and government economic policies, which may differ from the rules and policies governing U.S. companies. In addition, the Fund may, at times, be exposed to foreign currency fluctuations as a result of such foreign holdings.

Past Performance
.................................................................................

Because the Fund did not commence operations until after the date of this Prospectus, there is no performance information available for the Fund at this time. However, after the Fund has been operating for the appropriate time, the performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance information is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund's annual and semi-annual reports will contain additional performance information.

Fees and Expenses
.................................................................................

Expenses are one of several factors to consider when investing in a mutual fund. There are usually two types of expenses involved: shareholder transaction expenses, such as sales loads and transaction fees, and annual operating expenses, such as advisory fees. The Fund has no front-end or deferred sales loads, and imposes no shareholder transaction fees. The following table illustrates the fees and expenses you might pay over time as an investor in the Fund.

Shareholder Fees (paid directly from your investment)

       Sales Loads                                                    None
       180-Day Redemption Fee(1)                                     2.00%
       Transfer Fees                                                  None

Annual Operating Expenses (deducted from Fund assets)

       Management Fee                                                 1.14%
       Distribution (12b-1) Fee                                       None
       Other Operating Expenses(2)                                    0.62%
                                                                      -----
           Total Annual Fund Operating Expenses                       1.76%
           Less: Fees reduced(3)                                     (0.01)%
                                                                     -------
       Net Operating Expenses                                         1.75%

(1) You will be charged a 2% fee if you redeem shares of the Fund within 180 days of purchase.
(2) This number represents an estimate of significant other expenses including custody, fund accounting, transfer agency, legal, audit, and administration.
(3) Through December 31, 2004, the Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund to limit the Fund's total operating expenses (excluding extraordinary expenses). Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

         One Year                   Three Years
           $178                        $553



Management

.................................................................................


The Advisor to the Fund is Litman/Gregory Fund Advisors, LLC. The Advisor has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the investment managers and recommend their hiring, termination and replacement. The following table provides a description of the four investment managers. A detailed discussion of the management structure of the Fund begins on Page __.


                                INVESTMENT        MARKET
                                EXPERIENCE/       CAPITALIZATION OF
                   TARGET ASSET RELEVANT FUND     COMPANIES IN
INVESTMENT MANAGER ALLOCATION   EXPERIENCE        PORTFOLIO           STOCK-PICKING STYLE
------------------ ------------ ----------------- ------------------- --------------------
Bill D'Alonzo          25%      Over 20 years/    Small and mid-sized High earnings
and team                        Brandywine        companies           growth
                                Fund since 1990

------------------ ------------ ----------------- ------------------- --------------------

John Rogers, Jr.       25%      Over 20 years/    Small and mid-sized Value
                                Ariel Fund since  companies
                                1986


------------------ ------------ ----------------- ------------------- --------------------

Robert Rodriguez       25%      Over 25 years/    Small and mid-sized Value
                                FPA Capital Fund  companies
                                since 1983

------------------ ------------ ----------------- ------------------- --------------------

Dick Weiss             25%      Over 25 years/    Small and mid-sized Growth at a
                                Strong Common     companies           reasonable price
                                Stock Fund since
                                1991

------------------ ------------ ----------------- ------------------- --------------------


The Funds in Detail -
Elements Common to All the Funds

The Masters' Select Investment Philosophy
.................................................................................

The Funds' strategies are based on two fundamental beliefs:

First, the Advisor believes that it is possible to identify investment managers who will deliver superior performance relative to their peer groups. This belief is based on the Advisor's extensive experience evaluating investment managers and picking stock mutual funds.

Second, the Advisor believes that at any point in time most investment managers own a small number of stocks in which they are highly confident. But because holding only 10 or 15 stocks is not considered prudent from a diversification standpoint or practical given the large dollar amounts managed by most successful managers, most stock mutual funds hold more than 50 stocks. The Advisor believes that, over a market cycle, the performance of most skilled investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios.

The Advisor
.................................................................................

The Funds are managed by Litman/Gregory Fund Advisors, LLC, 4 Orinda Way, Orinda, California, 94563. The Advisor has overall responsibility for assets under management, recommends selection of investment managers to the Board of Trustees of Masters' Select Funds Trust (the "Trust"), evaluates performance of the investment managers, monitors changes at the investment managers' organizations that may impact their abilities to deliver superior future performance, determines when to rebalance the investment managers' assets, determines the amount of cash equivalents (if any) that may be held in addition to cash in each of the investment managers' sub-portfolios and coordinates with the managers with respect to diversification and tax issues.


Kenneth E. Gregory is a Trustee of the Trust and the President of the Advisor. He is responsible for monitoring the day-to-day activities of the investment managers. Gregory is also President of L/G Research, Inc., an affiliated firm that publishes the No-Load Fund Analyst newsletter and conducts research on financial markets and mutual funds. Gregory is also President and Chief Investment Officer of Litman/Gregory Asset Management, LLC, a money management firm that also owns Litman/Gregory Analytics, publisher of AdvisorIntelligence.com, a web-based investment research service. He has held this position since the founding of Litman/Gregory & Company, Inc., a predecessor firm, in 1987. He has been in the investment business since 1979.


Investment Manager Selection Criteria
.................................................................................


The Advisor believes that superior investment managers exhibit the following characteristics:


o Consistently above-average intermediate and long-term performance relative to an appropriate peer group and benchmark. The Advisor measures investment manager performance against performance composites made up of other advisory firms using a similar stock-picking style and market capitalization. The Advisor maintains its own database and has developed proprietary software to measure and analyze performance over various time periods.


o A well-defined investment process that is executed with discipline. Discipline refers to the commitment to in-depth research to support each and every decision and also an unwavering commitment to the manager's process and circle of competency. This combination of sound process and discipline helps to minimize decision errors.

o    The confidence and ability to think and act independently

o    The intellectual honesty to realize a mistake and move on


o The passion for stock-picking that results in the drive to work harder and more creatively to get an edge.

o A focus on the job of stock-picking and portfolio management. Thus the Advisor seeks investment managers who have attempted to mitigate non-investment distractions by delegating most business management and marketing duties.


The Advisor has extensive experience evaluating investment advisory firms, using the above criteria, and believes that each of the investment managers selected to participate in the Fund exhibits most of the qualities mentioned above. Moreover, specific to Masters' Select, the Advisor evaluates each manager's ability and inclination to run a concentrated portfolio and their enthusiasm for the Masters' Select opportunity.


Asset Base
.................................................................................

The Advisor believes that high levels of assets under management can be detrimental to certain investment strategies. The Advisor also believes that very low levels can provide flexibility to skilled stock pickers that under certain circumstances may contribute positively to returns. It is the Advisor's belief that asset levels are particularly relevant to the Masters' Select Funds given the concentrated strategy of the Funds. Because of this belief, each of the Funds will be closed to new shareholders at asset levels that the Advisor and sub-advisors believe lock in a high degree of flexibility on a per-sub-advisor basis. The approximate asset level that the Advisor expects to close each fund is as follows:


Masters' Select Equity Fund                             $750 million
Masters' Select International Fund                      $1 billion
Masters' Select Value Fund                              $1 billion
Masters' Select Smaller Companies Fund                  $300 to $450 million


Multi-Manager Issues
.................................................................................

The investment methods used by the managers in selecting securities for the Funds vary. The segment of each Fund's portfolio managed by an investment manager will, under normal circumstances, differ from the segments managed by the other investment managers with respect to portfolio composition, turnover, issuer capitalization and issuer financial condition. Because selections are made independently by each investment manager, it is possible that a security held by one portfolio segment may also be held by other portfolio segments of the Funds or that several managers may simultaneously favor the same industry segment. The Advisor monitors the overall portfolio on an ongoing basis to ensure that such overlaps do not create an unintended industry concentration or lack of diversification. The Advisor is responsible for establishing the target allocation of Fund assets to each investment manager. The Advisor does not intend to change the target allocations although, under unusual conditions, the Advisor may adjust the target allocations. Market performance may result in allocation drift among the investment managers of a Fund. The Advisor is responsible for periodically rebalancing the portfolios, the timing and degree of which will be determined by the Advisor. Each investment manager selects the brokers and dealers to execute transactions for the segment of the Fund being managed by that manager.

Under unusual market conditions or for temporary defensive purposes, up to 35% of each Fund's total assets may be invested in short-term, high-quality debt securities. Defensive positions may be initiated by the individual portfolio managers or by the Advisor.

The Advisor has obtained an exemptive order from the Securities and Exchange Commission that permits it, subject to certain conditions, to select new investment managers with the approval of the Board of Trustees and without obtaining shareholder approval. The order also permits the Advisor to change the terms of agreements with the managers or to continue the employment of a manager after an event that would otherwise cause the automatic termination of services. Shareholders must be notified of any manager changes. Shareholders have the right to terminate arrangements with a manager by vote of a majority of the outstanding shares of a Fund. The order also permits a Fund to disclose managers' fees only in the aggregate in its registration statement.


The Equity Fund, International Fund, and Value Fund each pays a monthly investment advisory fee to the Advisor, at the annual rate of 1.10% of the respective Fund's average daily net assets before any fee waivers. The Smaller Companies Fund pays a monthly investment advisory fee to the Advisor, at the annual rate of 1.14% of the Fund's average daily net assets before any fee reductions or subsidies. The Advisor, not the Funds, is responsible for payment of the sub-advisory fees to the investment managers, each of whom is compensated monthly on the basis of the assets committed to his or her individual discretion. The Advisor pays fees to the investment managers as follows:

Fund                                            Aggregate Annual Fee Rates
                                            Advisor Pays to Investment Managers
Masters' Select Equity Fund                               0.659%
Masters' Select International Fund                        0.525%
Masters' Select Value Fund                                0.675%
Masters' Select Smaller Companies Fund                    0.738%

Through December 31, 2003, the Advisor has contractually agreed to waive a portion of its advisory fees equal to approximately 0.020% of the average daily net assets of the Equity Fund; 0.1925% of the average daily net assets of the International Fund, and 0.020% of the average daily net assets of the Value Fund. The Advisor has agreed not to seek recoupment of such waived fees.

Through December 31, 2004, the Advisor has agreed to reimburse the Smaller Companies Fund for any ordinary operating expenses above 1.75% of the Fund's average daily net assets. The Advisor reserves the right to be repaid by the Fund within three fiscal years, provided the Fund remains within the applicable expense limitation for the relevant fiscal year. The Advisor may not request or receive reimbursement of such amounts before payment of the Fund's operating expenses for the current fiscal year.

In 2002, the advisory fees paid and net fees retained by the Advisor with respect to the Equity, International, Value and Smaller Companies Funds after contractual fee waivers were as follows:

                                            2002 Advisory  2002 Net Fees Retained
                                            Fees Paid by       by Advisor after
                                           the Fund after  Fee Waivers and Payments
Fund                                         Fee Waivers    to Investment Managers
----                                         -----------    ----------------------
Masters' Select Equity Fund                    1.080%              0.421%
Masters' Select International Fund             0.908%              0.383%
Masters' Select Value Fund                     1.080%              0.405%
Masters' Select Smaller Companies Fund(1)        N/A                 N/A
-------------

(1) The Masters' Select Smaller Companies Fund commenced operations after the date of this Prospectus. Accordingly, no advisory fees were paid by the Fund in 2002.


In the event an investment manager ceases to manage a segment of a Fund's portfolio, the Advisor will select a replacement investment manager or allocate the assets among the remaining managers. The Advisor will use the same criteria as those used in the original selection of investment managers.


The Masters' Select Equity Fund in Detail

The Fund's six investment managers emphasize different stock-picking styles and invest in stocks spanning a range of market capitalizations. The Advisor believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag. By including a variety of stock-picking styles in this single mutual fund, the Advisor believes that the variability and volatility of returns can be lessened.

The Advisor's strategy is to allocate the portfolio's assets among investment managers who, based on the Advisor's research, are judged to be among the best in their respective style groups. The investment managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Each investment manager's portfolio segment includes a minimum of 5 and a maximum of 15 securities. Though the overall Fund may hold more or fewer securities at any point in time, it is generally expected that the Fund will hold between 60 and 90 securities. The target allocation of assets to the managers was designed with the specific objective of maintaining exposure to stocks of large and mid-sized companies at 50% to 85% of the Fund's total assets in normal market conditions. In addition, the stocks of small companies will make up 15% to 25% of the portfolio in normal market conditions.

Masters' Select Equity Fund Portfolio Managers
.................................................................................

Christopher Davis
Kenneth Feinberg
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ  85706

Christopher C. Davis and Kenneth Feinberg are the co-portfolio managers for the segment of the Fund's assets managed by Davis Selected Advisers, L.P. ("Davis Advisers"). Davis joined Davis Advisers in 1991, and began his tenure as a portfolio manager of the Davis New York Venture Fund in 1995. Before joining Davis Advisers, Davis was an associate at Tanaka Capital Management. Feinberg joined the firm in 1994 and was named co-manager of the Davis New York Venture Fund in 1998. Their investment approach has been strongly influenced by working closely with veteran investor Shelby Davis. In total, as of December 31, 2002, Davis Advisers managed more than $33.6 billion of mutual fund, ERISA and other portfolios including Davis New York Venture Fund. In performing its investment advisory services, Davis Advisers, while remaining ultimately responsible for its segment of the Fund's assets, is able to draw on the portfolio management, research and market expertise of its affiliates (including Davis Selected Advisers-NY, Inc.).

Approximately 20% of the Fund's assets are managed by Davis and Feinberg. They invest primarily in large companies, using a strategy that takes into account both growth and value. This approach is often referred to as "growth at a reasonable price". Davis and Feinberg prefer high-quality companies as evidenced by some or all of the following:

o    Solid top-line (revenue) and unit growth


o    Management with a significant ownership stake in the business

o    Strategic positioning for the long term


o Participation in an industry that is capable of earning a good return on capital

o    Global presence and recognition

o    Low-cost operations

Davis and Feinberg often seek to buy companies exhibiting some or all of these characteristics at attractive prices. Positions are built strategically when companies can be purchased at strong discounts to intrinsic value.

Bill D'Alonzo and Team
Friess Associates, LLC
115 E. Snow King Avenue
Jackson, WY 83001


Bill D'Alonzo is the lead manager for the segment of the Fund's assets managed by Friess Associates, LLC ("Friess"). D'Alonzo has been in the investment business for more than 20 years, has been Vice President of the Brandywine Funds since 1990 and is Chief Investment Officer of Friess. In total, as of December 31, 2002, Friess managed more than $5 billion.


Approximately 10% of the Fund's assets are managed by D'Alonzo and his team. D'Alonzo invests in stocks of well-financed issuers that have proven records of profitability and strong earnings momentum. Emphasis is placed on companies with market capitalization of less than $5 billion. These companies are likely to be lesser-known companies moving from a lower to higher market share position within their industry groups, rather than the largest and best-known companies in these groups.

D'Alonzo may, however, purchase common stocks of well-known, highly researched mid-sized companies if the team believes that those common stocks offer particular opportunity for long-term capital growth. In selecting investments, D'Alonzo considers financial characteristics of the issuer, including historical sales and net income, debt/equity and price/earnings ratios, and book value. D'Alonzo may also review research reports of broker-dealers and trade publications and, in appropriate situations, meet with management. Greater weight is given to internal factors, such as product or service development, than to external factors, such as interest rate changes, commodity price fluctuations, general stock market trends and foreign-currency exchange values. A particular issuer's dividend history is not considered important.

Mason Hawkins
Southeastern Asset Management, Inc.
6410 Poplar Avenue
Memphis, TN 38119

Mason Hawkins is the lead portfolio manager for the portion of the Fund's assets run by Southeastern Asset Management, Inc. ("Southeastern"). Hawkins has been in the investment business for more than 25 years and was one of the original founders in 1975 of Southeastern, of which he is now the majority owner. He has managed the Longleaf Partners Fund since its inception in 1987 and the Longleaf Partners International Fund since its inception in 1998. In total, as of December 31, 2002, Southeastern managed more than $16.5 billion in client and investment company assets.

Approximately 20% of the Fund's assets are managed by Southeastern, which uses a value-oriented approach to picking stocks. The firm considers companies of all sizes, although most of its portion of the Fund's assets are expected to be invested in mid-sized and larger companies. Southeastern has the flexibility, but not the requirement, to invest up to 50% of its portfolio segment in the securities of foreign companies.

Southeastern focuses on securities of companies believed to have unrecognized intrinsic value and the potential to grow their economic worth. Southeastern believes that superior long-term performance can be achieved when positions in financially strong, well-managed companies are acquired at prices significantly below their business value and are sold when they approach their corporate worth. Corporate intrinsic value is determined through careful securities analysis and the use of established disciplines consistently applied over long periods of time. Securities that can be identified and purchased at a price significantly discounted from their intrinsic worth not only protect investment capital from significant loss but also facilitate major rewards when the true business value is ultimately recognized. Seeking the largest margin of safety possible, Southeastern requires at least a 40% market value discount from its appraisal of an issuer's intrinsic value before purchasing the security.

To determine intrinsic value, current publicly available financial statements are carefully scrutinized, and two primary methods of appraisal are applied. The first assesses what Hawkins believes to be the real economic value of the issuer's net assets; the second examines the issuer's ability to generate free cash flow after required or maintenance capital expenditures. After free cash flow is determined, conservative projections about its rate of future growth are made. The present value of that stream of cash flow plus its terminal value is then calculated using a discount rate based on expected interest rates. If the calculations are accurate, the present value would be the price at which buyers and sellers negotiating at arm's length would accept for the whole company. In a concluding analysis, the asset value determination and/or the discounted free cash flow value are compared with business transactions of comparable corporations. Other considerations used in selecting potential investments include the following:

o    Indications of shareholder-oriented management

o    Evidence of financial strength

o    Potential earnings improvement

Bill Miller
Legg Mason Funds Management, Inc.
100 Light Street
Baltimore, MD 21202


Bill Miller is the portfolio manager for the segment of the Fund's assets run by Legg Mason Funds Management, Inc. ("Legg Mason"). Miller has been in the investment business and with Legg Mason since 1981. He was co-manager of the Legg Mason Value Trust since its inception in April of 1982 and has been sole manager of the fund since the end of 1990. Miller is also the sole manager of the Legg Mason Opportunity Trust. In total, as of December 31, 2002, Miller was responsible for overseeing the management of approximately $20.4 billion in assets.


Miller manages approximately 20% of the Fund's assets. His investment approach is valuation driven with a focus on companies trading at significant discounts to his team's assessment of intrinsic business value. Most of Miller's investments for the Fund will be in mid-sized and larger companies, although he may also invest in some smaller companies. He may invest up to 20% of his position of the portfolio in foreign stocks. Miller and his team define intrinsic business value as the present value of the future cash flows of a business. They seek to purchase companies that are trading at least a 50% discount to their assessment of underlying intrinsic value in order to build in a margin of safety between what they believe a company is worth and what they are willing to pay for it.

Legg Mason's process begins with a quantitative approach that helps to identify a universe of stocks that look statistically inexpensive relative to historical stock factors. The process then moves to the more important, qualitative assessment of underlying business value where they employ a multi-factor valuation approach focusing on the cash flows of the companies and the returns on invested capital. The team spends a great deal of time meeting with companies and understanding the capital allocation process employed. Their research often involves valuing companies under a variety of scenarios with varying probabilities associated with those scenarios. They attempt to determine the underlying economic value of the business through research, which may involve private market analysis, liquidation analysis, leveraged buy-out analysis and other analyses they deem appropriate. Valuation factors that are most important in evaluating companies are balance sheet strength, return on investment capital, the ability to generate free cash flow, pricing flexibility and position in their respective industries. The team focuses heavily on management's ability to demonstrate and articulate a clear, value-creating capital allocation process. Other important qualitative factors that are incorporated into the analysis include their assessment of management, business strategies, the competitive position of a company and the long-term outlook for the industry. Research focuses on evaluating a company's intrinsic business value and its ability to generate sustainable returns on capital above its cost of capital, thereby creating value for shareholders.

The portfolio will be constructed and re-balanced so that the companies that are believed to offer the highest risk-adjusted rates of return represent the largest proportion of the portfolio. As a long-term investor, Miller prefers to let his winners run and will not seek to arbitrarily target percentage weightings within the portfolio.

Miller's sell discipline is an integral part of his investment process and is critical to the generation of excess returns and controlling risk in the portfolio. He will sell a stock when one of three things occurs: (1) a stock has reached what he believes is fair value for the company; (2) he determines that the original analysis is no longer operative or the competitive environment has changed in some way since their initial analysis (e.g., new legislation or regulation); or (3) a more attractive investment alternative emerges which offers a better long-term risk-adjusted rate of return.

Spiros Segalas
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Spiros "Sig" Segalas is the portfolio manager for the segment of the Fund's assets managed by Jennison Associates LLC. Segalas has been in the investment business for more than 40 years and has been the portfolio manager for the Harbor Capital Appreciation Fund since May 1990. He is a founding member and President and Chief Investment Officer of Jennison Associates LLC, a wholly-owned subsidiary of the Prudential Financial, Inc. As of December 31, 2002, Jennison Associates managed more than $40 billion in U.S. equity securities.

Approximately 20% of the Fund's assets are managed by Segalas. He seeks to invest in large and mid-sized companies experiencing superior absolute and relative earnings growth. Earnings predictability and confidence in earnings forecasts are an important part of the selection process and derived from our internal fundamental research. In considering a stock for ownership, Segalas considers price/earnings ratios relative to the market as well as the companies' histories. In addition, he seeks out companies experiencing some or all of the following:

o    Strong sales growth and unit growth

o    High or improving returns on assets and equity

o    Robust balance sheet

Segalas also prefers companies with a competitive advantage such as unique management, marketing, or research and development.

Richard T. Weiss
Strong Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051


Dick Weiss is the portfolio manager for the segment of the Fund's assets managed by Strong Capital Management, Inc. ("Strong"). Strong was founded in 1974 and is controlled by Richard Strong. Weiss has been in the investment business for more than 25 years and has been the manager or co-manager of the Strong Common Stock Fund since joining Strong in 1991. Weiss is a member of the firm's Executive Committee. Weiss has worked closely with Ann Miletti for several years. She began first as a research analyst and then as co-portfolio manager on a number of the firm's managed accounts and mutual funds, including the Strong Common Stock Fund. Miletti has also has made material contributions to the Masters' Select Equity Fund portfolio managed by Strong. In total, as of December 31, 2002, Weiss and Miletti co-managed approximately $7 billion across several mutual funds and accounts run by Strong.

Approximately 10% of the Fund's assets are managed by Weiss. He invests in stocks of small and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors. In seeking attractively valued companies, Weiss focuses on companies with above-average growth potential that also exhibit some or all of the following:


o    Low institutional ownership and low analyst coverage

o    High-quality management

o    Sustainable competitive advantage

Weiss evaluates the degree of under-valuation relative to his estimate of each company's private market value. This private market value approach is based on an assessment of what a private buyer would be willing to pay for the future cash flow stream of the target company. Based on his experience, Weiss believes that, except for technology and other high-growth stocks, most stocks trade at between 50% and 80% of private market value. When trading at the low end of this range, companies take steps to prevent takeover, or they are taken over. The private market value estimate is applied flexibly, based on the outlook for the industry and the company fundamentals.


The Masters' Select International Fund in Detail

The Fund's four investment managers pursue the Fund's objective primarily through investments in common stocks of issuers located outside of the United States. Each investment manager may invest in securities traded in both developed and emerging markets. Though there is no limit on emerging market exposure, it is not expected to be a primary focus, and the majority of the Fund's assets are expected to be invested in stocks of companies listed and domiciled in developed countries. There are no limits on the Fund's geographic asset distribution but, to provide adequate diversification, the Fund ordinarily invests in the securities markets of at least five countries outside of the United States. In most periods it is expected that the Fund will hold securities in more than five countries. Although the Fund intends to invest substantially all of its assets in issuers located outside of the United States, at times of abnormal market conditions it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries.

The Fund's investment managers emphasize different stock-picking styles and invest in stocks spanning a range of market capitalization. The Advisor believes that during any given year certain stock-picking styles will generate higher returns than comparable market indexes, while others will lag. By including a variety of stock-picking styles in this single mutual fund, the Advisor believes that the variability and volatility of returns can be lessened. Although each manager has the flexibility to invest on a worldwide basis (excluding the U.S.) in companies with market capitalization of any size, it is expected that the Fund's exposure to large and mid-sized foreign companies will range from 60% to 95% of the Fund's total assets under normal market conditions. The Advisor's strategy is to allocate the portfolio's assets among investment managers who, based on the Advisor's research, are judged to be among the best relative to their respective peer groups. The Advisor has focused exclusively on stock-pickers that emphasize bottom-up stock-picking rather than macro-driven, top-down country picking.

The Advisor believes that bottom-up stock-pickers have an advantage in foreign markets because:

o It is the Advisor's opinion that the dynamics that influence individual countries' markets, including currencies, inflation, economic growth, political factors, regulation and the like, are much more difficult to assess than the prospects and valuation characteristics of individual companies.

o The Advisor believes that many individual stocks in foreign markets are less closely analyzed (the markets are less "efficient") than in the United States. If true, the Advisor believes that this will result in greater opportunities for skilled stock pickers to add value through pure stock selection.

o    Based on the  Advisor's  observations,  bottom-up  stock pickers in foreign
     markets,  on  average,  seem  to  perform  better  than   top-down-oriented
     managers.

Though bottom-up stock-picking is emphasized, each manager also monitors specific macro-factors that he believes are relevant in specific countries.

The investment managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Each investment manager's portfolio segment includes a minimum of 8 and a maximum of 15 securities. Though the overall Fund may hold more or fewer securities at any point in time, it is generally expected that the Fund will hold between 45 and 60 securities.

Masters' Select International Fund Portfolio Managers
.................................................................................

David G. Herro, CFA
Harris Associates L.P.
Two North LaSalle Street
Suite 500
Chicago, IL 60602


David Herro is the portfolio manager for the portion of the assets allocated to Harris Associates L.P. ("Harris Associates"). Harris Associates, based in Chicago, is a wholly-owned subsidiary of CDC Ixis Asset Management. Herro has managed The Oakmark International Fund and The Oakmark International Small Cap Fund since their inceptions in 1992 and 1995, respectively. Herro earned a B.S. degree in Accounting from the University of Wisconsin-Platteville and an M.A. degree from the University of Wisconsin-Milwaukee. He has over 15 years of investment experience. As of December 31, 2002, Herro managed more than $2 billion in equity and fixed-income assets.


Approximately  25% of the Fund's  assets are  managed  by Herro,  who  employs a
highly-disciplined,   bottom-up  approach  to  stock  picking.  When  evaluating potential investments, three key factors are assessed:

o Companies trading at less than 60% of the firm's estimate of underlying business value

o    Free cash flows and intelligent investment of excess cash

o    High level of manager ownership

Herro begins with an investment universe of 5,000 to 6,000 non-U.S. stocks that are publicly traded and have information readily available. Herro then screens these stocks. The first screen is a "country cut" which eliminates stocks of countries, which he believes do not have the adequate legal/regulatory structure and investment infrastructure in place to protect the interests of shareholders. Once inappropriate countries are eliminated, the next cut is one of market capitalization, eliminating those stocks whose market capitalizations are too small or do not trade at sufficient levels of liquidity. The final cut is one of valuation. After eliminating those stocks whose valuations are unreasonably high, Herro is left with a working list of approximately 200-300 stocks to begin applying his value discipline.

Herro  employs   several  risk  controls  that  he  considers   important   when
constructing international portfolios:

o    Currency risk

o    Political risk

o    Individual security/company-specific risk

Due to his bottom-up approach, Herro focuses on stock selection rather than industry or country selection. Currency hedging is done defensively and only if the dollar appears excessively undervalued. Hedging is based on real interest rate spreads, purchasing power parity differentials and differences in growth and productivity.

Daniel R. Jaworski, CFA
BPI Global Asset Management, LLP
1900 Summit Tower Boulevard
Orlando, FL 32810

Dan Jaworski is the portfolio manager for the segment of the Fund's assets managed by BPI Global Asset Management, LLP ("BPI"). Jaworski has been in the investment management business since 1988 and in 1997 founded and became Chief Investment Officer of BPI. As of December 31, 2002, BPI managed more than $3.4 billion in assets.

Jaworski has managed BPI's segment of the Masters' Select International Fund since December 1997. Prior to founding BPI, Jaworski was the portfolio manager of the STI Classic International Equity Fund and its predecessor commingled fund from February 1, 1995, to April 30, 1997. Prior to joining STI, Jaworski was an international portfolio manager with Lazard Freres Asset Management. Jaworski began his portfolio management career as the manager of the Princor World Fund (an international fund) for The Principal Financial Group in December 1988.

Approximately 25% of the Fund's assets are run by Jaworski. He seeks to invest in high-quality, well-capitalized companies with sustainable competitive advantages and globally competitive products or services. When applicable, Jaworski usually purchases these companies when they are selling at a discount to their select global industrial peer group. Valuation criteria used are specific to the industry, but typical factors include:

o    Price to free cash flow

o    Price to earnings

o    Price to book

o    Yield

Appreciation potential is determined assuming the security should sell at the mean multiple relative to its industrial peer group. Potential returns are then adjusted to reflect the estimated impact of the local market, the local currency or the general risk profile of the security.

Securities ultimately selected by Jaworski are primarily large, well-established companies that have historically generated, or are expected to prospectively generate, higher returns and better profit margins than their industry peers. Jaworski invests in developed and emerging markets, and may use various hedging techniques to reduce exchange rate risk.

Theodore J. Tyson
Joseph P. Jordan
Douglas R. Allen
Thomas Pak
Mastholm Asset Management, LLC
10500 N.E. 8th Street
Suite 1725
Bellevue, WA  98004

Ted Tyson is the Chief Investment Officer and a Portfolio Manager of Mastholm Asset Management, LLC ("Mastholm"). Prior to forming Mastholm in 1997, Tyson was the founder and head of international equity at American Century Investment Management, which he joined in 1988. He has over 20 years of investment experience in domestic and international markets. The Mastholm portfolio is managed by a team of portfolio managers led by Ted Tyson and including Joe Jordan and Doug Allen, all of whom worked together at American Century. Thomas Pak was promoted to portfolio manager at Mastholm in January of 2002. As of December 31, 2002, Mastholm had over $2.5 billion under management.

Approximately 25% of the Fund's assets are managed by the Mastholm team. Mastholm's investment approach is bottom-up all capitalization growth, primarily in developed markets.

Mastholm screens a universe of 28,000 companies on a daily basis to identify stocks with accelerating earnings or positive news impacting current or future earnings. Companies that pass their initial screens are reviewed to identify purchase candidates with the following characteristics:

o    clarity of accounting and confirmation of real earnings growth

o    operating results significantly higher than analysts expectations

o    wide divergence of analyst expectations

o    stock price below historical average range

o    trading liquidity that meets guidelines

Candidates  with  these  characteristics   become  the  highest  priorities  for
fundamental analysis by the team. Fundamental research is allocated among the portfolio managers based on country or industry expertise.

The fundamental analysis process is designed to uncover catalysts that drive earnings not fully recognized by the market. Industry analysts are interviewed to understand the assumptions that led to their original earnings forecast, companies are contacted to discuss how their explanation differs from that of industry analysts and to identify trends not recognized or fully discounted by the market. Competitors, suppliers and vendors are questioned to cross-reference the information garnered from analysts and companies. The portfolio managers spend a significant amount of time visiting with companies abroad that are in the portfolio or under consideration.

Investments are primarily concentrated in developed markets. Mastholm tends to remain fully invested in stocks at all times, and does not hedge currencies except under rare circumstances.

Mark Yockey
Artisan Partners Limited Partnership
1000 North Water Street, Suite 1770
Milwaukee, WI 53202

Mark Yockey is the portfolio manager for the segment of the Fund's assets managed by Artisan Partners Limited Partnership. Artisan Partners was founded by Carlene Murphy Ziegler and Andrew Ziegler in 1995 and is controlled by them. Yockey has been in the investment management business for more than 20 years and has been the portfolio manager of the Artisan International Fund since its inception in January 1996. He is a managing director of Artisan Partners and is the senior member of the firm's international growth investment management group. In total, as of December 31, 2002, Yockey managed approximately $11.4 billion.

Approximately 25% of the Fund's assets are managed by Yockey. Yockey uses a bottom-up investment process to construct a portfolio of international growth companies regardless of market capitalization, concentrating on industries or themes that he believes present accelerating growth prospects and companies he thinks are well positioned to capitalize on that growth. The portfolio has a primary emphasis on developed markets but also invests in emerging markets and is constructed without regard to index weightings.

Through an intensive research process, Yockey and his team at Artisan Partners identify global or regional themes and corresponding industries that have the potential to act as catalysts for long-term sustained growth profiles currently exceeding or that they believe are likely to exceed those of their underlying economies.

Yockey identifies investment themes and growth industries from a variety of sources, including empirical observation, extrapolation from trends in the United States, company visits, analyst meetings or other aspects of Artisan's research process, or ideas that may grow out of successful investments in the portfolio.

The investment team conducts its own fundamental analysis of each potential investment, looking for well-managed companies focused on increasing shareholder value, with sustainable growth prospects, reasonable valuations, and dominant or increasing market shares or direct exposure to an identified theme.

Company visits are a key component of Yockey's investment process for the Fund, providing an opportunity to develop an understanding of a company, its management and their current and future strategic plans. Company visits also provide an opportunity to identify, validate or disprove an investment theme.
Particular emphasis is placed on researching well-managed companies with dominant or increasing market shares that Yockey believes may lead to sustained earnings growth. He pays careful attention to valuation relative to a company's market or global industry in choosing investments for the portfolio. Securities purchased are generally those believed to offer the most compelling potential earnings growth relative to their valuation.


The Masters' Select Value Fund in Detail

The Advisor's strategy is to allocate the portfolio's assets among investment managers who, based on the Advisor's research, are judged to be among the best in the value style. The investment managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Each investment manager's portfolio segment includes a minimum of 8 and a maximum of 15 securities. Though the overall Fund may hold more or fewer securities at any point in time, it is generally expected that the Fund will hold between 32 and 60 securities.

Each of the Fund's sub-advisors has their own unique approach to company analysis and may define value differently. Each has the freedom to invest to a limited extent in foreign stocks and the stocks of smaller companies. However, with the exception of David Winters, the sub-advisors have been instructed to focus primarily on mid and large-sized U.S.-based companies and to deviate from this universe only if foreign or small company opportunities are significantly more compelling. Winters has been given more latitude to invest in foreign stocks, stocks of various sized companies, and securities of distressed companies.

The Value Fund is structured as a non-diversified fund. Diversification is a way to reduce risk by investing in a wide range of securities. Although the Value Fund is structured as a non-diversified fund, it is likely that most of the time the portfolio will be well diversified. In instances when the Value Fund's portfolio is not diversified, it may own large positions in a small number of securities. Because the change in value of any one security owned by the Value Fund may have a significant effect on the daily NAV of the Value Fund, the share price may be expected to fluctuate more than that of a diversified fund. Significant fluctuations may affect the performance of the Value Fund.


Masters' Select Value Fund Portfolio Managers
.................................................................................

Mason Hawkins
Southeastern Asset Management, Inc.
6410 Poplar Avenue
Memphis, TN 38119

Mason Hawkins is the lead portfolio manager for the portion of the Fund's assets run by Southeastern Asset Management, Inc. ("Southeastern"). Hawkins has been in the investment business for more than 25 years and was one of the original founders in 1975 of Southeastern, of which he is now the majority owner. He has managed the Longleaf Partners Fund since its inception in 1987 and Longleaf Partners International Fund since its inception in 1998. In total, as of December 31, 2002, Southeastern managed more than $16.5 billion in client and investment company assets.

Approximately 25% of the Fund's assets are managed by Southeastern. The firm considers companies of all sizes, although most of its portion of the Fund's assets are expected to be invested in mid-sized and larger companies.

Southeastern focuses on securities of companies believed to have unrecognized intrinsic value and the potential to grow their economic worth. Southeastern believes that superior long-term performance can be achieved when positions in financially strong, well-managed companies are acquired at prices significantly below their business value and are sold when they approach their corporate worth. Corporate intrinsic value is determined through careful securities analysis and the use of established disciplines consistently applied over long periods of time. Securities that can be identified and purchased at a price significantly discounted from their intrinsic worth not only protect investment capital from significant loss but also facilitate major rewards when the true business value is ultimately recognized. Seeking the largest margin of safety possible, Southeastern requires at least a 40% market value discount from its appraisal of an issuer's intrinsic value before purchasing the security.

To determine intrinsic value, current publicly available financial statements are carefully scrutinized, and two primary methods of appraisal are applied. The first assesses what Hawkins believes to be the real economic value of the issuer's net assets; the second examines the issuer's ability to generate free cash flow after required or maintenance capital expenditures. After free cash flow is determined, conservative projections about its rate of future growth are made. The present value of that stream of cash flow plus its terminal value is then calculated using a discount rate based on expected interest rates. If the calculations are accurate, the present value would be the price at which buyers and sellers negotiating at arm's length would accept for the whole company. In a concluding analysis, the asset value determination and/or the discounted free cash flow value are compared with business transactions of comparable corporations. Other considerations used in selecting potential investments include the following:

o    Indications of shareholder-oriented management

o    Evidence of financial strength

o    Potential earnings improvement

Bill Miller
Legg Mason Funds Management, Inc.
100 Light Street
Baltimore, MD 21202


Bill Miller is the portfolio manager for the segment of the Fund's assets run by Legg Mason Funds Management, Inc. ("Legg Mason"). Miller has been in the investment business and with Legg Mason since 1981. He was co-manager of the Legg Mason Value Trust since its inception in April of 1982 and has been sole manager of the fund since the end of 1990. Miller is also the sole manager of the Legg Mason Opportunity Trust. In total, as of December 31, 2002, Miller was responsible for overseeing the management of approximately $20.4 billion in assets.


Miller manages approximately 25% of the Fund's assets. His investment approach is valuation driven with a focus on companies trading at significant discounts to his team's assessment of intrinsic business value. Most of Miller's investments for the Fund will be in mid-sized and larger companies, although he may also invest in some smaller companies. Miller and his team define intrinsic business value as the present value of the future cash flows of a business. They seek to purchase companies that are trading at least a 50% discount to their assessment of underlying intrinsic value in order to build in a margin of safety between what they believe a company is worth and what they are willing to pay for it.

Legg Mason's process begins with a quantitative approach that helps to identify a universe of stocks that look statistically inexpensive relative to historical stock factors. The process then moves to the more important, qualitative assessment of underlying business value where they employ a multi-factor valuation approach focusing on the cash flows of the companies and the returns on invested capital. The team spends a great deal of time meeting with companies and understanding the capital allocation process employed. Their research often involves valuing companies under a variety of scenarios with varying probabilities associated with those scenarios. They attempt to determine the underlying economic value of the business through research, which may involve private market analysis, liquidation analysis, leveraged buy-out analysis and other analyses they deem appropriate. Valuation factors that are most important in evaluating companies are balance sheet strength, return on invested capital, the ability to generate free cash flow, pricing flexibility and position in their respective industries. The team focuses heavily on management's ability to demonstrate and articulate a clear, value-creating capital allocation process. Other important qualitative factors that are incorporated into the analysis include their assessment of management, business strategies, the competitive position of a company and the long-term outlook for the industry. Research focuses on evaluating a company's intrinsic business value and its ability to generate sustainable returns on capital above its cost of capital, thereby creating value for shareholders.

The portfolio will be constructed and re-balanced so that the companies that are believed to offer the highest risk-adjusted rates of return represent the largest proportion of the portfolio. As a long-term investor, Miller prefers to let his winners run and will not seek to arbitrarily target percentage weightings within the portfolio.

Miller's sell discipline is an integral part of his investment process and is critical to the generation of excess returns and controlling risk in the portfolio. He will sell a stock when one of three things occurs: (1) a stock has reached what he believes is fair value for the company; (2) he determines that the original analysis is no longer operative or the competitive environment has changed in some way since their initial analysis (e.g., new legislation or regulation); or (3) a more attractive investment alternative emerges which offers a better long-term risk-adjusted rate of return.

William C. Nygren, CFA
Harris Associates L.P.
Two North LaSalle Street
Suite 500
Chicago, IL 60602


Bill Nygren is the portfolio manager for the portion of assets allocated to Harris Associates L.P ("Harris Associates"). Harris Associates, based in Chicago, is a wholly-owned subsidiary of CDC Ixis Asset Management. Nygren joined the firm in 1983 as an Investment Analyst and later served as the firm's Director of Research from 1990 through 1998. He has managed The Oakmark Select Fund since its inception in 1996 and The Oakmark Fund since April 2000. He earned a B.S. degree in Accounting from the University of Minnesota and an M.S. degree in Finance from the University of Wisconsin-Madison. He has over 20 years of investment experience. As of December 31, 2002, Nygren had over $7 billion under management. Approximately 25% of the Fund's assets are managed by Nygren, who employs a highly-disciplined, bottom-up approach to stock-picking. When evaluating potential investments, three key factors are assessed:


o Companies trading at less than 60% of the firm's estimate of underlying business value

o    Free cash flows and intelligent investment of excess cash

o    High level of manager ownership

Specific "buy" and "sell" targets are set for each security. Targets are regularly adjusted to reflect changes in a company's fundamentals; but once set they determine buy and sell decisions. Nygren is flexible in his approach to determining the target price for companies in different industries. He generally views corporate restructuring, spinoffs and share repurchases as important catalysts in unlocking shareholder value.

Nygren's philosophy of buying good businesses at inexpensive prices is the cornerstone of his investment process. By purchasing securities at a discount to underlying value and by partnering with shareholder-oriented management teams, he believes successful investment results over the long term with below average risk can be achieved.


David Winters
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

David Winters is the portfolio manager for the segment of the Fund's assets managed by Franklin Mutual Advisers, LLC ("Franklin Mutual"). Winters has more than 15 years experience in the investment business, and first joined Michael Price's Heine Securities Corporation (Franklin Mutual's predecessor) in 1987 as a research analyst. As of December 31, 2002, Franklin Mutual managed more than $20 billion in assets. Winters, the President and Chief Investment Officer, is the portfolio manager of the Mutual Shares and the Mutual Discovery Fund and co-manager of the Mutual Beacon and Mutual European Funds.

Winters manages approximately 25% of the Fund's assets. Winters works closely with the Franklin Mutual team of research analysts who employ a value approach to investing which seeks to invest in securities selling at a substantial discount to their intrinsic value, taking into consideration, among other factors, the ratios of price-to-cash flow, price-to-free cash flow, price-to-earnings, and price-to-book value. The firm considers companies of all sizes, although most of its investments are in mid-sized and larger companies. Franklin Mutual determines what a company would be worth if it were put up for auction and sold - and then seeks to buy at significant discounts. Consistent with this value approach, Franklin Mutual generally invests in three areas: (1) cheap stocks based on asset values, (2) arbitrage, and (3) bankruptcy situations. Investments in the latter two categories do not necessarily track broader market moves and, therefore, may tend to mitigate volatility in overall performance.

Franklin Mutual's research process is bottom-up, with new ideas often coming from news about a company such as corporate restructurings, spinoffs, tender offers, 13d filings, and proxy fights. Franklin Mutual also analyzes companies whose share prices have suffered significant declines for such reasons as earnings disappointments and adverse legal judgments. After identifying a new investment possibility, Winters and the analysts engage in intensive fundamental research of the company, which often includes meetings with company management, visits to facilities, and discussions with competitors and others knowledgeable about the business. In addition, Franklin Mutual sometimes takes an activist approach in its investments to try to influence management to create value for all shareholders.


The Masters' Select Smaller Companies Fund in Detail

The Advisor's strategy is to allocate the portfolio's assets among investment managers whom, based on the Advisor's research, are judged to be among the best in their respective style groups. The investment managers manage their individual portfolio segments by building a focused portfolio representing their highest-confidence stocks. Each investment manager's portfolio segment includes a minimum of 8 and a maximum of 15 securities. Though the overall Fund may hold more or fewer securities at any point in time, it is generally expected that the Fund will hold between 40 and 60 securities.

As used in this Prospectus, we define a "Smaller Company" as one whose market-capitalization falls within the range of market capitalizations of any company in the Russell 2500 Index, as of the most recent reconstitution. Though the primary capitalization focus of the Fund is expected to be in the small-cap sector, we do not believe that small-cap investors should be forced to sell a stock that appreciates beyond the upper thresholds of the small-cap range if the stock-picker continues to maintain a high level of conviction with respect to the holding. This has been a problem with many small-cap funds, as they have, at times, been forced to sell some of their most compelling holdings. Moreover, occasionally companies in the mid-cap range will be extraordinarily attractive to our investment managers. Overall, we expect the majority of the Fund's holdings at any point in time to meet the definition of a small capitalization company, but the Fund will have the flexibility to hold mid-sized companies if the investment managers believe that holding these companies will lead to higher overall returns. The Fund's managers will have the flexibility to invest up to 50% (measured at the time of original investment) of their respective portfolios in mid-cap companies if these stocks qualify as their "highest conviction" holdings.

Masters' Select Smaller Companies Fund Portfolio Managers
.................................................................................

Bill D'Alonzo and Team
Friess Associates, LLC
115 E. Snow King Avenue
Jackson, WY 83001

Bill D'Alonzo is the lead manager for the segment of the Fund's assets managed by Friess Associates, LLC ("Friess"). D'Alonzo has been in the investment business for more than 20 years, has been Vice President of the Brandywine Funds since 1990 and is Chief Investment Officer of Friess. In total, as of December 31, 2002, Friess managed more than $5 billion in assets.

Approximately 25% of the Fund's assets are managed by D'Alonzo and his team. D'Alonzo invests in stocks of well-financed issuers that have proven records of profitability and strong earnings momentum. Emphasis is placed on companies with a market capitalization of less than $5 billion with a majority of holdings likely to be in companies with a market capitalization of less than $1.5 billion. These companies are likely to be lesser-known companies moving from a lower to higher market share position within their industry groups, rather than the largest and best-known companies in these groups.

D'Alonzo may, however, purchase common stocks of well-known, highly researched mid-sized companies if the team believes that those common stocks offer particular opportunity for long-term capital growth. In selecting investments, D'Alonzo considers financial characteristics of the issuer, including historical sales and net income, debt/equity and price/earnings ratios, and book value. D'Alonzo may also review research reports of broker-dealers and trade publications and, in appropriate situations, meet with management. D'Alonzo and his team give greater weight to internal factors, such as product or service development, than to external factors, such as interest rate changes, commodity price fluctuations, general stock market trends and foreign-currency exchange values.

John W. Rogers, Jr.
Ariel Capital Management, Inc.
200 East Randolph Drive
Suite 2900
Chicago, IL 60601

John Rogers is the portfolio manager responsible for the segment of the Fund's assets that are managed by Ariel Capital Management, Inc. ("Ariel"). Rogers is Chairman, Chief Executive Officer and Chief Investment Officer of Ariel, which he founded in 1983. He has managed the Ariel Fund since its inception in 1986 and the Ariel Appreciation Fund since October 2002, and also manages small and mid-cap institutional portfolios at Ariel. As of December 31, 2002, Ariel managed more than $10.3 billion in assets.

Approximately 25% of the Fund's assets are managed by Rogers. Rogers and his team focus on identifying quality companies with strong financial characteristics selling at a discount to fair value of at least 40%. The team has a strong contrarian bent and focuses on the long-term fundamentals of a company compared to its price. Rogers prefers well-established businesses with earnings predictability and for this reason usually stays away from technology companies or companies with highly cyclical businesses. He has tended to invest most heavily in the consumer-oriented, financial, media and industrial sectors. Though Rogers is best characterized as a value investor, his preference for quality companies also results in his holding stocks of some companies that could be characterized as growth stocks selling at a reasonable price.

At a more specific level, Rogers' preference for quality companies leads to an interest in companies that exhibit some of the following characteristics: a leadership position in their niche; a strong franchise; great products or services that are needed by their customers; barriers to competitive entry; pricing power and margins that provide for earnings consistency and growth; in an industry that is capable of consistent, fairly predictable growth; consistently high return on assets (or the ability to deliver good returns) with low reinvestment requirements; management that is honest, smart, has strong capital allocation skills, and is able to attract and keep quality people. The requirement for strong financial characteristics is primarily focused on debt levels and the ability to service debt. Valuation is looked at in a variety of ways but the primary focus is on private market value either based on discounted cash flow analysis or a transaction based estimate of what a private buyer would pay for the company.

Ariel's proprietary research process begins with the usual Wall Street sources--financial analysts' reports, the standard computer databases and company press releases. Digging deeper, Rogers and his team review more than 150 newspapers, trade periodicals and technical journals. In this way, they believe they can uncover outstanding opportunities that others may have missed. Once they have identified a candidate for investment they comb through the company's financial history and analyze its prospects, then develop long-range financial projections and detail the risks. The team's findings are verified by conducting on-site visits and meeting with third party sources which may include the company's suppliers and customers, competitors and former employees.

Rogers and his team also emphasize developing their own independent assessments of key executive. He believes the character and quality of a company's management weighs at least as heavily as any other factor in determining its success, especially in the smaller companies in which he invests. The skill of the management team will help the company overcome unforeseen obstacles. In addition, the team's contacts and experience will alert the company to emerging opportunities.

Rogers believes ethical business practices make good investment sense. In the long run, a company that adopts environmentally sound policies will face less government intrusion. A company that fosters community involvement among its employees will inspire community support. Additionally, he believes that a company that cultivates diversity is more likely to attract and recruit the best talent and broaden its markets in profitable new directions. He does not invest in corporations whose primary source of revenue is derived from the production or sale of tobacco products, the generation of nuclear energy, or the manufacture of handguns. He believes these industries are more likely to face shrinking growth prospects, draining litigation costs and legal liability that cannot be quantified.


Robert Rodriguez
First Pacific Advisors, Inc.
11400 West Olympic Blvd., Suite 1200
Los Angeles, CA 90064

Bob Rodriguez is the portfolio manager responsible for the portion of the Fund's assets managed by First Pacific Advisors, Inc ("FPA"). Rodriguez, who joined the firm in 1983, manages equity separate accounts and the FPA Capital Fund in the Small/Mid-Cap Absolute Value equity style, along with his team members Dennis Bryan, Rikard Ekstrand and Steven Romick. Rodriguez is also the portfolio manager of FPA New Income, a bond fund. In total, as of December 31, 2002, Rodriguez managed more than $2.9 billion in assets.

Rodriguez is responsible for managing approximately 25% of the Fund's assets. The general objective of Rodriguez's stock research is to identify stocks from a variety of sources that are cheap relative to their peer group and are characterized by strong balance sheets, solid or improving fundamentals and have a strong competitive position in their industry. In addition he has a bias towards companies that exhibit strong free cash flow, quality management and understandable business strategies. Rodriguez also emphasizes above-average return-on-capital though he tends not to focus on rapidly growing companies that generate very high returns on assets because these companies rarely meet his valuation criteria.


Statistical screens that generate research ideas include "new low" lists and various value-oriented measures. In addition to quantitative screens, Rodriguez also looks at insider transactions, management changes and spin-offs. Big-picture trends or developments may also lead Rodriguez and the FPA team to look at certain stocks or industries.


Specific company research is intensive and involves finding as much information as possible from as many sources as possible. The first step is an in-depth look at the financials to gain an understanding of the operating history, trends and the financial health of the company. Following that, research focuses on gaining an understanding of the company's business model, management quality, growth potential, strength and weaknesses and competitive position. Because there is a preference for out-of-favor companies there is a particular focus on assessing whether profits are down because of issues that are transitory or permanent. As part of the research process there is usually contact with management (to assess the quality of the people), competitors, customers and other potential sources of information.


The overall assessment of fundamentals is not measured against a standard set of criteria, rather each is relative to the specific type of business or industry. In general, Rodriguez is looking for situations where certainty is high, thus a business that has strong long-term fundamentals but is temporarily out of favor is typical of a new buy. Since there is a preference for companies with strong free cash flow, it is also important to have confidence in management's ability to add value through the deployment of excess cash.


Valuation is critical to the assessment of each stock-picking opportunity. Valuation assessments usually involve looking at a variety of valuation measures including price-to-earnings, price-to-cash flow, price-to-book value, price-to-sales and enterprise value and market capitalization to total revenue. The valuation measures that are applicable to any particular stock depend on company-specific facts and circumstances as well as broader valuation trends in the industry. In assessing valuations, the FPA team is cognizant of factoring in where the company is in its earnings cycle, its normalized earnings, and how the cycle has played out in the past. In assessing multiples they study what multiple levels were in past cycles and consider whether this information is relevant to assessing the potential for future multiples. The valuation assessment then often becomes a function of the expected profitability recovery and multiple expansion from current levels.


Rodriguez usually sells stocks for one of four reasons: (1) full valuation; (2) when there has been a full profit recovery; (3) a superior alternative value appears; or (4) the company does not perform as expected.


Richard T. Weiss
Strong Capital Management, Inc.
100 Heritage Reserve
Menomonee Falls, WI 53051

Dick Weiss is the portfolio manager for the segment of the Fund's assets managed by Strong Capital Management, Inc. ("Strong"). Strong was founded in 1974 and is controlled by Richard Strong. Weiss has been in the investment business for more than 25 years and has been the manager or co-manager of the Strong Common Stock Fund since joining Strong in 1991. Weiss is a member of the firm's Executive Committee. Weiss has worked closely with Ann Miletti for several years. She began first as a research analyst and then as co-portfolio manager on a number of the firm's managed accounts and mutual funds, including the Strong Common Stock Fund. Miletti has also has made material contributions to the Masters' Select Equity Fund portfolio managed by Strong. In total, as of December 31, 2002, Weiss and Miletti co-managed approximately $7 billion across several mutual funds and accounts run by Strong.

Approximately 25% of the Fund's assets are managed by Weiss. He invests in stocks of small and mid-sized companies that are undervalued either because they are not broadly recognized, are in transition, or are out of favor based on short-term factors. In seeking attractively valued companies, Weiss focuses on companies with above-average growth potential that also exhibit some or all of the following:

o    Low institutional ownership and low analyst coverage

o    High-quality management

o    Sustainable competitive advantage

Weiss evaluates the degree of under-valuation relative to his estimate of each company's private market value. This private market value approach is based on an assessment of what a private buyer would be willing to pay for the future cash flow stream of the target company. Based on his experience, Weiss believes that, except for technology and other high-growth stocks, most stocks trade at between 50% and 80% of private market value. When trading at the low end of this range, companies take steps to prevent takeover, or they are taken over. The private market value estimate is applied flexibly, based on the outlook for the industry and the company fundamentals.



Shareholder Services

Each Fund is a no-load fund, which means you pay no sales commissions of any kind. Once each business day that the New York Stock Exchange (NYSE) is open, each Fund calculates its share price, which is also called the Fund's NAV. Shares are purchased at the next share price calculated after your investment is received and accepted. Share price is calculated as of the close of the NYSE, normally 4:00 p.m. Eastern Time.

How to Buy Shares
.................................................................................

Step 1

The first step is to determine the type of account you wish to open. The following types of accounts are available to investors:

Individual or Joint Accounts For your general investment needs:
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).

Retirement Accounts allow individuals to shelter investment income and capital gains from current taxes. In addition, contributions to these accounts may be tax deductible. Retirement accounts require specific applications and typically have lower minimums.

         Individual Retirement Accounts (IRAs)

         Rollover IRAs

         Simplified Employee Pension Plans (SEP-IRAs)

         Roth IRAs

Other retirement plans, such as Keogh or corporate profit-sharing plans, 403(b) plans and 401(k) plans, may invest in the Funds. All of these accounts need to be established by the plan's trustee. The Funds do not offer versions of these plans.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need an IRA Application and Adoption Agreement. Retirement investing also involves separate investment procedures.

Giftsor Transfers to Minors (UGMA, UTMA) To invest for a child's education or other future needs:
     These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 per year per child without paying a federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act (UTMA).

Trust For money being invested by a trust:
     The trust must be established before an account can be opened. The Fund may require additional documentation regarding the formation of the trust prior to establishing an account.

Business or Organization For investment needs of corporations, associations, partnerships or other groups:
     The Fund does not require a special application. However, the Fund may require additional information prior to establishing an account.

Step 2

The second step involves determining the amount of your investment. The Masters' Select Funds have established the following minimum investment levels for your initial investment, additional investments and ongoing account balances:


------------------- ------------------ -------------------- --------------------
                       Minimum Initial   Minimum Additional Minimum Account
Type of Account         Investment         Investment          Balance
------------------- ------------------ -------------------- --------------------

Regular                      $5,000              $250            $2,500
.................... .................. .................... ....................
Retirement Account           $1,000              $250             $250
.................... .................. .................... ....................
Automatic
Investment Account           $2,500              $100            $2,500
------------------- ------------------ -------------------- --------------------

The Distributor may waive the minimum investment from time to time.

Step 3

The third step involves completing your application to open your account. All shareholders must complete and sign an application in order to establish their account. The type of application depends on the type of account you chose to open. Regular investment accounts, including individual, joint tenant, UGMA, UTMA, business, or trust accounts must complete the Fund's standard New Account Application. Shareholders who wish to establish retirement accounts must complete the IRA Application and Adoption Agreement. Shareholders who wish to transfer retirement holdings from another custodian must also complete the IRA Transfer of Assets Form. Be sure to complete the section of the application indicating the amount you are investing in each of the Masters' Select Funds.

Step 4

The final step in opening your account is to mail the completed application, along with your check payable to the Masters' Select Funds. The Funds do not accept third-party checks, money orders, credit cards or cash.

The mailing addresses for the Funds are:


The mailing addresses for the Funds are:
For Regular Delivery:                     For Overnight Delivery:
Masters' Select Funds                     Masters' Select Funds
c/o National Financial Data Services      c/o National Financial Data Services
P.O. Box 219922                           330 West Ninth Street
Kansas City, MO 64121-9922                Kansas City, MO 64105

In compliance with the USA PATRIOT Act of 2001, please note that the Funds' transfer agent will verify certain information on your account application as part of the Funds' Anti-Money Laundering Compliance Program. Until such verification is made, the Funds may temporarily limit share purchases. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. Your information will be handled by us as discussed in our privacy notice. Please contact the Funds' transfer agent 1-800-960-0188 if you need additional assistance when completing your application.

If you wish to open or add to your account by wire, please call 1-800-960-0188 for instructions.

After your account is open, you may add to it by:

o Mailing a check to the above addresses along with a letter or the form at the bottom of your account statement. Be sure to put your account number on your check and in your letter.

o    Wiring money from your bank. Call 1-800-960-0188 for instructions.

o Making automatic investments if you signed up for the Automatic Investment Plan when you opened your account.

How to Sell Shares
.................................................................................

You can arrange to take money out of your account at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value per share (share price) calculated after your order is received and accepted.

To sell shares in a non-retirement account, you may use any of the methods described in this section. To sell shares in a retirement account, your request must be made in writing.

Certain requests must include a signature guarantee. It is designed to protect you and each Fund from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

o    You wish to redeem more than $25,000 worth of shares.

o    Your account registration information has changed within the past 30 days.

o The redemption check is being mailed to a different address from the one on your account (address of record).

o    The check is being made payable to someone other than the account owner.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee.

Selling Shares by Letter

Write and sign a "letter of instruction" with:

         Your Name
         Your Fund's account number
         The dollar amount or number of shares to be redeemed

Please note the following special requirements for redeeming shares for different types of accounts:

o Individual, Joint Tenant, Sole Proprietorship, UGMA or UTMA Accounts: The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

o    Retirement  Account:   The  account  owner  should  complete  a  Retirement
     Distribution Form. Call 1-800-960-0188 to request one.

o Trust Account: The trustee must sign the letter indicating capacity as trustee. If a trustee's name is not in the account registration, provide a copy of the trust document certified within the past 60 days.

o Business or Organization: At least one person authorized by corporate resolutions to act on the account must sign the letter. Include a corporate resolution with corporate seal or signature guarantee.

o Executor, Administrator, Conservator or Guardian: Call 1-800-960-0188 for instructions.

Unless otherwise instructed, the Fund will send a check to the address of record.


The mailing addresses for the Funds are:
For Regular Delivery:                     For Overnight Delivery:
Masters' Select Funds                     Masters' Select Funds
c/o National Financial Data Services      c/o National Financial Data Services
P.O. Box 219922                           330 West Ninth Street
Kansas City, MO 64121-9922                Kansas City, MO 64105


Selling Shares by Telephone
You must select this option on your New Account Application if you wish to use telephone redemption; it is not automatically available. If you selected the telephone redemption option on your New Account Application, you can sell shares simply by calling 1-800-960-0188. The amount you wish to redeem (up to $25,000) will be wired to your bank account. This option is not available for retirement accounts.

Selling Shares by Wire:
You must sign up for the wire feature before using it. To verify that it is in place, please call 1-800-960-0188. The minimum wire amount is $5,000. Your wire redemption request must be received by the Funds before 4:00 p.m. Eastern time for money to be wired the next business day. This option is not available for retirement accounts.

Shareholder and Account Policies
.................................................................................

Statements, Reports, and Inquiries
Statements and reports that each Fund sends you include the following:

o Confirmation statements (after every transaction that affects your account balance or your account registration)

o    Financial reports (every six months)

o    Account Statements (every six months)

The Transfer Agent for the Funds is National Financial Data Services. Its address is 330 West Ninth Street, Kansas City, Missouri, 64105. You may call the Transfer Agent at 1-800-960-0188 if you have questions about your account.

T.O. Richardson Securities, Inc., is the principal underwriter of the Funds. Its address is Two Bridgewater Road, Farmington, Connecticut, 06032.

Exchange Privilege

Shareholders may exchange shares among the Masters' Select Equity Fund, the Masters' Select International Fund, the Masters' Select Value Fund and the
Masters' Select Smaller Companies Fund by mailing or delivering written instructions to the Transfer Agent. Please specify the names of the applicable Funds, the number of shares or dollar amount to be exchanged, and your name and account number.

Exchanging Shares by Telephone
You must select this option on your New Account Application if you wish to use telephone exchange; it is not automatically available. If you selected the telephone exchange option on your new account application, you may also exchange shares (maximum $25,000 worth) by calling the Transfer Agent at 1-800-960-0188 between 9:00 a.m. and 4:00 p.m. Eastern time on a day that the New York Stock Exchange (NYSE) is open for normal trading. The Fund may suspend, without notice, the exchange privilege on any accounts if reasonably believes are being used by "market timers".


Automatic Investment/Withdrawal Plans
One easy way to pursue your financial goals is to invest money regularly. The Funds offer a convenient service that lets you transfer money into your Fund account automatically. Although Automatic Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

A systematic withdrawal plan lets you set up periodic redemptions from your account. Certain restrictions apply for retirement accounts. Call 1-800-960-0188 for more information.

Share Price
Each Fund is open for business each day the New York Stock Exchange is open. Each Fund calculates its NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.

Each Fund's NAV is the value of a single share. The NAV is computed by adding the value of each Fund's investments, cash and other assets, subtracting its liabilities and then dividing the result by the number of shares outstanding. The NAV is also the redemption price (price to sell one share).

Each Fund's assets are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Board of Trustees believes accurately reflects fair value.

Purchases

o All of your purchases must be made in U.S. dollars, and checks must be drawn on U.S. banks.

o The Funds do not accept cash, money orders, credit cards or third-party checks.

o If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees the Funds or the Transfer Agent incur.

o Your ability to make automatic investments may be immediately terminated if any item is unpaid by your financial institution.

o Each Fund reserves the right to reject any purchase order. For example, a purchase order may be refused if, in the Advisor's opinion, it is so large that it would disrupt management of the Funds. Orders may also be rejected from persons believed by the Fund to be "market timers."

Buying and Selling Shares through Financial Intermediaries

You may buy and sell shares of the Funds through certain Financial Intermediaries (and their agents) that have made arrangements with the Funds to sell its shares. When you place your order with such a Financial Intermediary or its authorized agent, your order is treated as if you had placed it directly with the Funds' Transfer Agent, and you will pay or receive the next price calculated by the Funds. The Financial Intermediary (or agent) holds your shares in an omnibus account in the Financial Intermediary's (or agent's) name, and the Financial Intermediary (or agent) maintains your individual ownership records. The Financial Intermediary (or its agent) may charge you a fee for handling your order. The Financial Intermediary (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.

Redemptions

o Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the Funds, it may take up to seven days to pay you.

o Redemptions may be suspended or payment dates postponed when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

o If the amount you are redeeming from a fund exceeds 1% of the Fund's net assets or $250,000 during any 90-day period, each Fund reserves the right to honor your redemption request by distributing to you readily marketable securities instead of cash. You may incur brokerage and other costs in converting to cash any securities distributed.

Fee imposed on certain redemptions of shares.
Each Fund imposes a short-term redemption fee on redemptions of shares purchased after November 1, 1999 and held for less than 180 days. The fee is 2% of the redemption value and is deducted from the redemption proceeds.

The fee is retained by the Fund for the benefit of its long-term shareholders. It is applied to discourage short-term trading of the Fund by market timers or other investors who do not share the long-term strategy of the Fund, and to reduce the expenses of long-term shareholders for the trading costs and other costs associated with short-term investment in the Fund.

The "first in, first out" (FIFO) method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the fee applies.

Redemption Fees will not be charged on:

o shares acquired by reinvestment of dividends or distributions from a Fund, or

o shares held in an account of a qualified retirement plan, such as a 401(k) plan or IRA account, or purchased through certain intermediaries.

Each Fund may close small accounts. Due to the relatively high cost of maintaining smaller accounts, the shares in your account (unless it is a retirement plan or custodial account) may be redeemed by a Fund if, due to redemptions you have made, the total value of your account is reduced to less than $2,500. If a Fund decides to make such an involuntary redemption, you will first be notified that the value of your account is less than $2,500, and you will be allowed 30 days to make an additional investment to bring the value of your account to at least $2,500 before a Fund takes any action.

Dividends, Capital Gains and Taxes
.................................................................................

The Funds distribute substantially all of their net income and capital gains, if any, to shareholders each year. Normally, dividends and capital gains are distributed in November or December.

Distribution Options
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-960-0188 for instructions. The Funds offer three options:

o Reinvestment Option. Your dividend and capital gains distributions will be reinvested automatically in additional shares of the Funds. If you do not indicate a choice on your application, you will be assigned this option.

o Income-Earned Option. Your capital gains distributions will be reinvested automatically, but you will be sent a check for each dividend distribution.


o Cash Option. You will be sent a check for your dividend and capital gains distributions ($10 minimum check amount). The Funds will automatically reinvest all distributions under $10 in additional shares of the Funds, even if you have elected the cash option.


For retirement accounts, all distributions are automatically reinvested. When you are over 59-1/2 years old, you can receive distributions in cash.

When a Fund deducts a distribution from its NAV, the reinvestment price is the Fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

Understanding Distributions
As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. The Funds pass their earnings along to investors as distributions. Each Fund earns dividends from stocks and interest from short-term investments. These are passed along as dividend distributions. Each Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital gains distributions.

Taxes
As with any investment, you should consider how your investment in each Fund will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax implications.

Taxes on Distributions. Distributions are subject to federal income tax and may also be subject to state and local taxes. If you live outside of the United
States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. Distributions declared in December and paid in January, however, are taxable as if they were paid on December 31.

For federal tax purposes, each Fund's income and short-term capital gains distributions are taxed as dividends; long-term capital gains distributions are taxed as long-term capital gains. Every January, each Fund will send you and the Internal Revenue Service (IRS) a statement showing the taxable distributions.

Taxes on Transactions. Your redemptions, including transfers between Funds, are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them. Whenever you sell shares of a Fund, the Fund will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. It is up to you or your tax preparer, however, to determine whether the sales resulted in a capital gain and, if so, the amount of the tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.

"Buying a Dividend." If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.

There are tax requirements that all funds must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.

When you sign your New Account Application, you will be asked to certify that your Social Security or Taxpayer Identification number is correct and that you are not subject to 30% withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 30% of your taxable distributions and redemptions.



Financial Highlights


The financial highlights table is intended to help you understand the Funds' financial performance since their inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the years ended December 31, 2002, 2001, 2000 and 1999, has been audited by PricewaterhouseCoopers, LLP, and by other independent accountants for periods ended prior to December 31, 1999. PricewaterhouseCoopers, LLP's report, along with the Funds' financial statements, are included in the annual report, which is available upon request. Because the Masters' Select Smaller Companies Fund has not commenced operations, it has no financial highlights available at this time.


           For a capital share outstanding throughout each year.

                                         MASTERS' SELECT EQUITY FUND
                                           Year Ended December 31,


                                   --------------------------------------------------------

                                      2002       2001        2000       1999      1998

-------------------------------------------------------------------------------------------
Net asset value,
Beginning of year                      $ 12.59    $ 12.98     $ 14.38    $ 13.57   $ 11.84
                                   --------------------------------------------------------
Income from investment
operations:
     Net investment income (loss)       (0.03)     (0.04)      (0.05)     (0.01)      0.03
     Net realized and unrealized
      gain (loss) on investments
      and foreign currency              (2.37)     (0.29)        0.42       3.52      1.73
                                   --------------------------------------------------------
     Total from investment
         operations                     (2.40)     (0.33)        0.37       3.51      1.76
                                   --------------------------------------------------------
Less distributions:
     From net investment income             --         --          --     (0.02)    (0.02)
     From net realized gain                 --     (0.06)      (1.77)     (2.68)    (0.01)
                                   --------------------------------------------------------
     Total distributions                    --     (0.06)      (1.77)     (2.70)    (0.03)
                                   --------------------------------------------------------
     Redemption fee proceeds++              -- ^       -- ^        -- ^       -- ^     N/A
                                   --------------------------------------------------------
Net asset value, end of year           $ 10.19    $ 12.59     $ 12.98    $ 14.38   $ 13.57
                                   ========================================================
Total return                          (19.06)%    (2.55)%       3.17%     26.45%    14.90%
                                   --------------------------------------------------------
Ratios/supplemental data:
Net assets, end of year
(millions)                              $431.2     $508.9      $469.0     $449.2    $405.5
                                   --------------------------------------------------------
Ratio of total expenses to
average net assets:
     Before fees waived                  1.27%      1.28%       1.26%      1.28%     1.38%
                                   --------------------------------------------------------
     After fees waived                   1.25%      1.26%       1.24%      1.26%     1.38%
                                   --------------------------------------------------------
Ratio of net investment income
(loss) to average net assets:           (0.30)%    (0.36)%     (0.35)%    (0.12)%     0.30%
                                   --------------------------------------------------------
Portfolio turnover rate                 93.76%     94.98%     129.70%    116.42%   135.41%
                                   --------------------------------------------------------

^    Amount represents less than $0.01 per share.
++   Redemption fee instituted on November 1, 1999.



Financial Highlights

For a capital share outstanding throughout the year.


                                    MASTERS' SELECT INTERNATIONAL FUND

                                            Year Ended December 31,

                                  --------------------------------------------------------
                                   2002         2001      2000       1999        1998
------------------------------------------------------------------------------------------
Net asset value, beginning of
year                                $ 12.53     $ 15.31    $ 18.67    $ 10.95      $ 9.88
                                  --------------------------------------------------------
Income from investment
operations:
      Net investment income            0.05        0.06       0.07         -- ^      0.08
      Net realized and
unrealized gain   (loss) on
investments and foreign
currency                             (1.85)      (2.83)     (1.04)       8.13        1.08
                                  --------------------------------------------------------
      Total from investment          (1.80)      (2.77)     (0.97)       8.13        1.16
operations
                                  --------------------------------------------------------
Less distributions:
      From net investment income     (0.03)      (0.03)     (0.05)     (0.03)      (0.09)
      From net realized gain             --          --     (2.34)     (0.38)          --
      Return of capital                  -- ^        -- ^       --         --          --
                                  --------------------------------------------------------
      Total distributions            (0.03)      (0.03)     (2.39)     (0.41)      (0.09)
                                  --------------------------------------------------------
      Redemption fee proceeds++          -- ^      0.02         -- ^       -- ^       N/A
                                  --------------------------------------------------------
Net asset value, end of year        $ 10.70     $ 12.53    $ 15.31    $ 18.67     $ 10.95
                                  ========================================================
Total return                       (14.34)%    (17.94)%    (5.01)%     75.01%      11.74%
                                  --------------------------------------------------------
Ratios/supplemental data:
Net assets, end of year
(millions)                           $336.0      $278.9     $275.8     $219.4       $95.2
                                  --------------------------------------------------------
Ratio of total expenses to
average net assets:
      Before fees waived              1.32%       1.37%      1.34%      1.41%       1.63%
                                  --------------------------------------------------------
      After fees waived               1.13%       1.19%      1.18%      1.29%       1.55%
                                  --------------------------------------------------------
Ratio of net investment income to
      average net assets:             0.47%       0.52%      0.47%      0.01%       0.87%
                                  --------------------------------------------------------
Portfolio turnover rate             141.07%     174.19%    149.25%    100.00%      73.59%
                                  ----------------------------------------------------------



^    Amount represents less than $0.01 per share.

++   Redemption fee instituted on November 1, 1999.



     Financial Highlights

     For a capital share outstanding throughout each period.

                                                      MASTERS' SELECT VALUE FUND

                                              Year Ended December 31,  Period Ended
                                              ----------------------- December 31,
                                                2002      2001           2000**
------------------------------------------------------------------------------------
Net asset value, beginning of period            $ 11.43    $ 10.45       $ 10.00
                                              -----------------------------------
Income from investment operations:
      Net investment income                        0.06         -- ^        0.01
      Net realized and unrealized gain (loss)
      on investments and foreign currency        (1.67)       1.00          0.44
                                              --------------------------------------
      Total from investment operations           (1.61)       1.00          0.45
                                              --------------------------------------
Less distributions:
      From net investment income                     --         -- ^          --
      From net realized gain                         --     (0.03)            --
                                              --------------------------------------
      Total distributions                            --     (0.03)            --
                                              --------------------------------------
Redemption fee proceeds                              -- ^     0.01            -- ^
                                              --------------------------------------
Net asset value, end of period                   $ 9.82    $ 11.43       $ 10.45
                                              ======================================

Total return                                   (14.09)%      9.64%         4.50% +
                                              --------------------------------------
Ratios/supplemental data:
Net assets, end of period (millions)             $137.9     $160.5         $56.4
                                              --------------------------------------
Ratio of total expenses to average net assets:
      Before fees waived                          1.31%      1.37%         1.75% *
                                              --------------------------------------
      After fees waived                           1.29%      1.35%         1.70% *
                                              --------------------------------------
Ratio of net investment income (loss) to
      average net assets:                         0.55%    (0.04)%         0.07% *
                                              --------------------------------------
Portfolio turnover rate                          54.08%     32.67%        17.05% +
                                              --------------------------------------

   * Annualized.
   + Not annualized.
   ^ Amount represents less than $0.01 per share. ** Commenced operations on June 30, 2000.


Privacy Notice

The Funds may collect non-public personal information about you from the following sources:

o    Information we receive about you on applications or other forms;

o    Information you give us orally; and

o    Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Funds through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.


For More Information

Statement of Additional Information:

The Statement of Additional Information (SAI) contains additional information about the Funds. Further additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to Shareholders.

Annual and Semi-Annual Reports:

In the Funds' Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

The SAI, Annual Report to Shareholders and Semi-Annual Report to Shareholders are available, without charge, upon request. To request an SAI, Annual Report to Shareholders or Semi-Annual Report to Shareholders, or to ask questions about your account or obtain other information about the Funds, please call 1-800-960-0188.

SEC Contact Information:

If you have access to the Internet, you can view the SAI at the Securities and Exchange Commission (SEC) Web site at www.sec.gov. You may also visit the SEC public reference room. Information on the operation of the public reference room can be obtained by calling 1-202-942-8090. To obtain copies of these publications, you may also request a copy by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You may also make an electronic request at: publicinfo@sec.gov. The SEC charges a duplicating fee for this service.

Investment Company Act File No: 811-07763.

Fund Information:

             Fund           Abbreviation          Symbol             CUSIP
             ----           ------------          ------             -----
          Equity Fund          Equity             MSEFX            576417109
      International Fund        Intl              MSILX            576417208
          Value Fund           Value              MSVFX            576417406

    Smaller Companies Fund    Smaller             MSSFX            576417307


Web site:

www.mastersselectfunds.com


The Masters' Select Funds
P.O. Box 219922
Kansas City, MO 64121-9922
1-800-960-0188

Quasar Distributors, LLC, Milwaukee, WI 53202 (C)2003 Litman/Gregory Fund Advisors, LLC. All rights reserved.



                           MASTERS' SELECT FUNDS TRUST
                         The Masters' Select Equity Fund
                     The Masters' Select International Fund
                         The Masters' Select Value Fund
                   The Masters' Select Smaller Companies Fund

                       Statement of Additional Information


                               Dated May 23, 2003


     This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the prospectus dated May 23, 2003, as it may be amended from time to time, of The Masters' Select Equity Fund (the "Equity Fund"), The Masters' Select International Fund (the "International
Fund"), The Masters' Select Value Fund (the "Value Fund") and The Masters' Select Smaller Companies Fund (the "Smaller Companies Fund" and, together with the Equity Fund, the International Fund, and the Value Fund, individually a "Fund" and, collectively, the "Funds"), each a series of Masters' Select Funds Trust (the "Trust"), formerly known as the Masters' Select Investment Trust until December 1997. Litman/Gregory Fund Advisors, LLC (the "Advisor") is the investment advisor of the Funds. The Advisor has retained certain investment managers as sub-advisors (each a "Manager", and, collectively, "Managers"), each responsible for portfolio management of a segment of a Fund's total assets. A copy of each prospectus may be obtained from the Trust at 4 Orinda Way, Suite 230-D, Orinda, California 94563, telephone (800) 960-0188.


     The Funds' audited financial statements for the fiscal year ended December 31, 2002 are incorporated by reference to the Funds' 2002 Annual Report.


                                TABLE OF CONTENTS


FUND HISTORY.................................................................B-2
INVESTMENT OBJECTIVES, POLICIES AND RISKS....................................B-2
MANAGEMENT..................................................................B-20
Control Persons and Principal Shareholders..................................B-23
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................B-29
Distribution of Fund Shares.................................................B-31
PORTFOLIO TURNOVER..........................................................B-31
NET ASSET VALUE.............................................................B-31
TAXATION B-33
DIVIDENDS AND DISTRIBUTIONS.................................................B-35
PERFORMANCE INFORMATION.....................................................B-35
Anti-Money Laundering Program...............................................B-38
GENERAL INFORMATION.........................................................B-38
FINANCIAL STATEMENTS........................................................B-39
APPENDIX B-40




                                  FUND HISTORY

     The Trust was organized as a Delaware statutory trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust consists of four separate series: the Equity Fund, the International Fund, the Value Fund and the Smaller Companies Fund.

                    INVESTMENT OBJECTIVES, POLICIES AND RISKS

     The investment objective of each Fund is set forth in its respective prospectus. There is no assurance that each Fund will achieve its objective. The discussion below supplements information contained in the prospectus as to the investment policies of each Fund.


     Under certain conditions, including unusual market conditions and for temporary defensive purposes, up to 35% of each Fund's total assets may be invested in short-term, high-quality debt securities. Defensive positions may be initiated by the individual portfolio managers or by the Advisor.

     The Advisor does not expect each Fund's portfolio turnover rate to exceed 150% in most years.

Cash Position
     When a Fund's Manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, the Funds do not always stay fully invested in stocks and bonds. Cash or similar investments generally are a residual - they represent the assets that remain after a portfolio manager has committed available assets to desirable investment opportunities. However, a portfolio manager may also temporarily increase a Fund's cash position to protect its assets or maintain liquidity. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly.

     When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

Convertible Securities and Warrants
     Each Fund may invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.
Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

     A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

Other Corporate Debt Securities
     Each Fund may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which each Fund may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

Risks of Investing in Debt Securities
     There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short, intermediate, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

     Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of each Fund to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which each Fund invests to meet their obligations for the payment of interest and principal when due.

Risks of Investing in Lower-Rated Debt Securities
     Each Fund may invest a portion of its net assets in debt securities rated below "Baa" by Moody's or "BBB" by S&P or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality under certain circumstances. Securities with ratings below "Baa" and/or "BBB" are commonly referred to as "junk bonds." Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

     Sensitivity to Interest Rate and Economic Changes. The economy and interest rates affect high yield securities differently from other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, each Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and a Fund's asset values.

     Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which a Fund's expenses can be spread and possibly reducing a Fund's rate of return.

     Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact a Manager's ability to accurately value high yield bonds and a Fund's assets and hinder a Fund's ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

     Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Manager must monitor the issuers of high yield bonds in a Fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds' liquidity so a Fund can meet redemption requests. A Fund will not necessarily dispose of a portfolio security when its rating has been changed.

Risks of Investing in Distressed Companies
     From time to time, the Masters' Select Value Fund may purchase the direct indebtedness of various companies ("Indebtedness"), or participation interests in Indebtedness ("Participations") including Indebtedness and Participations of reorganizing companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the U.S. Securities and Exchange Commission ("SEC"), and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, a Fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by a Fund may be in the form of loans, notes or bonds.

     The length of time remaining until maturity on the Indebtedness is one factor the Manager considers in purchasing a particular Indebtedness. Indebtedness which represents a specific Indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. The Fund purchases loans from national and state chartered banks as well as foreign banks. The Fund normally invests in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

     Participations represent fractional interests in a company's Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. The Fund also may purchase trade claims and other direct obligations or claims ("Trade Claims") of reorganizing companies. Indebtedness, Participations and Trade Claims may be illiquid as described above.

Short-Term Investments
     Each Fund may invest in any of the following securities and instruments:

     Bank Certificates or Deposit, Bankers' Acceptances and Time Deposits. Each Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S.
Government.   If  a  Fund  holds  instruments  of  foreign  banks  or  financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

     Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

     As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

     In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objectives and policies stated above and in its prospectus, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

     Savings Association Obligations. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

     Commercial Paper, Short-Term Notes and Other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

     Commercial paper and short-term notes will consist of issues rated at the time of purchase AA-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by a Manager to be of comparable quality. These rating symbols are described in Appendix A.

     Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

Money Market Funds
     Each Fund may under certain circumstances invest a portion of its assets in money market funds. The 1940 Act prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company. or more than 10% of the value of its total assets in investment companies as a group, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. The Advisor and the Managers will not impose advisory fees on assets of a Fund invested in a money market mutual fund. However, an investment in a money market mutual fund will involve payment by a Fund of its pro rata share of advisory and administrative fees charged by such fund.

Government Obligations
     Each Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and the Student Loan Marketing Association ("SLMA").

     Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     Each Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

Zero Coupon Securities
     Each Fund may invest up to 35% of its net assets in zero coupon securities issued by the U.S. Treasury. Zero coupon Treasury securities are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations or coupons. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

Variable and Floating Rate Instruments
     Each Fund may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by a Manager under guidelines established by the Trust's Board of Trustees to be of comparable quality at the time of the purchase to rated instruments eligible for purchase by a Fund. In making such determinations, a Manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for a Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

Mortgage-Related Securities
     Each Fund may invest in mortgage-related securities. Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Each Fund may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

     U.S. Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as "modified pass-throughs." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of U.S. mortgage-related securities is GNMA, a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

     Government-related guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

     Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

     Collateralized Mortgage Obligations ("CMOs"). A domestic or foreign CMO in which a Fund may invest is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest maturity. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

Foreign Investments and Currencies
     Each Fund may invest in securities of foreign issuers that are not publicly traded in the United States (the International Fund will invest substantially all of its assets in securities of foreign issuers). Each Fund may also invest in depositary receipts and in foreign currency futures contracts and may purchase and sell foreign currency on a spot basis.

     Depositary Receipts. Depositary Receipts ("DRs") include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

     Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

     Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

     Currency Fluctuations. Each Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's assets denominated in that currency. Such changes will also affect a Fund's income. The value of a Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

     Market Characteristics. The Managers expect that many foreign securities in which a Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and a Fund's portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

     Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

     Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

     Taxes. The interest payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders.

     Costs. To the extent that each Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

     Emerging markets. Some of the securities in which each Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in a less liquidity and greater price volatility; national policies that may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

     In considering whether to invest in the securities of a foreign company, a Manager considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the prospectus, depending on a Manager's assessment of prevailing market, economic and other conditions.

Options on Securities and Securities Indices

     Purchasing Put and Call Options. Each Fund may purchase covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

     If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

     If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

     Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

     Writing Call Options. Each Fund may write covered call options. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

     Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

     Stock Index Options. Each Fund may also purchase put and call options with respect to the S&P 500 and other stock indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Fund's portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of a Fund.

     The distinctive characteristics of options on stock indices create certain risks that are not present with stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index would be subject to a Manager's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this were to occur, a Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, a Fund might be unable to exercise an option it holds, which could result in substantial losses to a Fund. It is the policy of each Fund to purchase put or call options only with respect to an index which a Manager believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

     Risks Of Investing in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code (the "Code") requirements for qualification of a Fund as a regulated investment company. See "Dividends and Distributions" and "Taxation."

     In addition, when trading options on foreign exchanges, many of the protections afforded to participants in United States option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

     Dealer Options. Each Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

     Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, a Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom a Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, a Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

     The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that a Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, each Fund will treat dealer options as subject to a Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, each Fund will change its treatment of such instruments accordingly.

     Foreign Currency Options. Each Fund may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Each Fund will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options.

     As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. Each Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations: however, in the event of exchange rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs.

     Spread Transactions. Each Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put a securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that a Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Forward Currency Contracts
     Each Fund may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Futures Contracts and Related Options
     Each Fund may invest in futures contracts and options on futures contracts as a hedge against changes in market conditions or interest rates. A Fund may trade in such derivative securities for bona fide hedging purposes and otherwise in accordance with the rules of the Commodity Futures Trading Commission ("CFTC"). A Fund will segregate liquid assets in a separate account with its Custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures and options transactions.

     No price is paid or received by a Fund upon the purchase or sale of a futures contract. When it enters into a domestic futures contract, a Fund will be required to deposit in a segregated account with its Custodian an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as initial margin. The margin requirements for foreign futures contracts may be different.

     The nature of initial margin in futures transactions is different from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable. For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and a Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position will be less valuable and a Fund will be required to make a variation margin payment to the broker.

     At any time prior to expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund's position in the futures contract A final determination of variation margin is made on closing the position. Additional cash is paid by or released to a Fund, which realizes a loss or a gain.

     In addition to amounts segregated or paid as initial and variation margin, a Fund must segregate liquid assets with its custodian equal to the market value of the futures contracts, in order to comply with Commission requirements intended to ensure that a Fund's use of futures is unleveraged. The requirements for margin payments and segregated accounts apply to both domestic and foreign futures contracts.

     Stock Index Futures Contracts. Each Fund may invest in futures contracts on stock indices. Currently, stock index futures contracts can be purchased or sold with respect to the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Foreign financial and stock index futures are traded on foreign exchanges including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

     Interest Rate or Financial Futures Contracts. Each Fund may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

     The sale of an interest rate or financial futures contract by a Fund would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, a Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, a Fund realizes a loss.

     Each Fund will deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury bills; and 90-day commercial paper. Each Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest rate futures contracts are traded on the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

     Foreign Currency Futures Contracts. Each Fund may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit ("ECU"). Other foreign currency futures contracts are likely to be developed and traded in the future. Each Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     Risks of Transactions in Futures Contracts. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, a Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

     To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, a Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in a Fund's portfolio may decline. If this occurs, a Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Advisor believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If a Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by a Manager may still not result in a successful hedging transaction over a very short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund may intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     Most  United  States  futures  exchanges  limit the  amount of  fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Successful use of futures by a Fund is also subject to a Manager's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. Each Fund may have to sell securities at a time when it may be disadvantageous to do so.

     In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, a Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

     Options on Futures Contracts. As described above, each Fund may purchase options on the futures contracts they can purchase or sell. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

     Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

     Restrictions on the Use or Futures Contracts and Related Options. Each Fund may engage in transactions in futures contracts or related options primarily as a hedge against changes resulting from market conditions in the values of securities held in a Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of each Fund. A Fund may not purchase or sell futures or purchase related options for purposes other than bona fide hedging if, immediately thereafter, more than 25% of its net assets would be hedged. A Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on a Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of a Fund's net assets.

     These restrictions, which are derived from current federal regulations regarding the use of options and futures by mutual funds, are not "fundamental restrictions" and may be changed by the Trustees of the Trust if applicable law permits such a change and the change is consistent with the overall investment objective and policies of each Fund.

     The extent to which a Fund may enter into futures and options transactions may be limited by the Code requirements for qualification of a Fund as a regulated investment company. See "Taxation."

Repurchase Agreements
     Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor or a Manager, subject to the seller's agreement to repurchase and a Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Reverse Repurchase Agreements.
     Each Fund may enter into reverse repurchase agreements. A Fund typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. A Fund may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when sale of a Fund's securities is disadvantageous.

     Each Fund causes the custodian to segregate liquid assets, such as cash, U.S. Government securities or other high-grade liquid debt securities equal in value to its obligations (including accrued interest) with respect to reverse repurchase agreements. In segregating such assets, the custodian either places such securities in a segregated account or separately identifies such assets and renders them unavailable for investment. Such assets are marked to market daily to ensure full collateralization is maintained.

Dollar Roll Transactions
     Each Fund may enter into dollar roll transactions. A dollar roll transaction involves a sale by a Fund of a security to a financial institution concurrently with an agreement by a Fund to purchase a similar security from the institution at a later date at an agreed-upon price. The securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional portfolio securities of a Fund, and the income from these investments, together with any additional fee income received on the sale, may or may not generate income for a Fund exceeding the yield on the securities sold.

     At the time a Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S. Government securities or other high-grade liquid debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

When-Issued Securities, Forward Commitments and Delayed Settlements
     Each Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of a Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

     Each Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, a Fund's liquidity and the ability of a Manager to manage it may be affected in the event a Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

     Each Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to a Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

     The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day a Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Zero-Coupon, Step-Coupon and Pay-in-Kind Securities
     Each Fund may invest in zero-coupon, step-coupon and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, the Code requires the holders of these securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on the securities accruing that year. A Fund may be required to distribute a portion of that discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

Borrowing
     Each Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to 20% of the value of its total assets at the time of such borrowings. The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of the Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Lending Portfolio Securities
     Each Fund may lend its portfolio securities in an amount not exceeding 10% of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to a Fund. Any loan might be secured by any one or more of the three types of collateral. The terms of a Fund's loans must permit a Fund to reacquire loaned securities on five days' notice or in time to vote on any serious matter and must meet certain tests under the Code.

Short Sales
     Each Fund is authorized to make short sales of securities which it does not own or have the right to acquire. In a short sale, a Fund sells a security that it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. Each Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Each Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and a Fund is required to pay to the broker a negotiated portion of any dividends or interest that accrue during the period of the loan. To meet current margin requirements, a Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

     Short sales by a Fund create opportunities to increase a Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since each Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, a Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

Illiquid Securities
     Each Fund may not invest more than 15% of the value of its net assets in illiquid securities, including restricted securities that are not deemed to be liquid by the Manager. The Advisor and the Managers will monitor the amount of illiquid securities in a Fund's portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with a Fund's investment restrictions.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Manager, pursuant to procedures adopted by the Trust's Board of Trustees, may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Risks of Investing in Small Companies
     Each Fund may, and the Smaller Companies Fund will, invest in securities of small companies. Additional risks of such investments include the markets on which such securities are frequently traded. In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Funds may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies. A Manager's research efforts may also play a greater role in selecting securities for a Fund than in a fund that invests in larger, more established companies.

Investment Restrictions
     The Trust (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the outstanding voting securities of a Fund. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

     As a matter of fundamental policy, each Fund, except for the Value Fund, is diversified; i.e., as to 75% of the value of its total assets: (i) no more than 5% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities); and (ii) a Fund may not purchase more than 10% of the outstanding voting securities of an issuer. The Value Fund is a non-diversified fund and is not subject to the above requirements. Each Fund's investment objective is also fundamental.

     In addition, a Fund may not:

1. Issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of its total assets (not including the amount borrowed), provided that it will not make investments while borrowings in excess of 5% of the value of its total assets are outstanding; and (ii) this restriction shall not prohibit a Fund from engaging in options, futures and foreign currency transactions or short sales;

2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions;

3. Act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

4. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

5. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although a Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

6. Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell stock index futures contracts and currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission;

7.   Invest in oil and gas limited partnerships or oil, gas or mineral leases;

8.   Make loans of money  (except for  purchases of debt  securities  consistent
     with  the  investment   policies  of  a  Fund  and  except  for  repurchase
     agreements); or

9.   Make investments for the purpose of exercising control or management.

     Each Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

         Each Fund may not:

1. Invest in the securities of other investment companies or purchase any other investment company's voting securities or make any other investment in other investment companies except to the extent permitted by federal law.

2. Invest more than 15% of its assets in securities that are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities that are determined by the Manager, pursuant to procedures adopted by the Board of Trustees, to be liquid).

                                BOARD OF TRUSTEES

     The overall management of the business and affairs of the Trust is vested with its Board of Trustees, who are responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet throughout the year to oversee the activities of the Funds, review the compensation arrangements between the Advisor and the Managers, review contractual arrangements with companies that provide services to the Funds, including the Advisor, Managers, Administrator, Custodian and Transfer Agent, and review performance. The day-to-day operations of the Trust are delegated to its officers, subject to a Fund's investment objectives and policies and to general supervision by the Board of Trustees. A majority of the Trustees are not otherwise affiliated with the Advisor or any of the Managers.


                              Independent Trustees

--------------------------- ----------- --------------- ----------------------- ----------- ----------------
                                                                                # of
                                                                                Portfolios
                                                                                in Fund
                            Position(s) Term of Office                          Complex     Other
                            Held with   and Length      Principal Occupation(s) Overseen by Directorships
Name, Address and Age       the Trust   Time Served     During Past Five Years  Trustee     Held by Trustee
--------------------------- ----------- --------------- ----------------------- ----------- ----------------
A. George Battle (59)       Independent Since inception Chief Executive               4     Director of
4 Orinda Way, Suite 230D    Trustee     of Funds        Officer, Ask Jeeves,                Ask Jeeves;
Orinda, CA  94563                                       since 2000; Senior                  PeopleSoft,
                                                        Fellow, The Aspen                   Inc.; Barra,
                                                        Institute since 1995.               Inc.; and
                                                                                            Fair, Isaac.
--------------------------- ----------- --------------- ----------------------- ----------- ----------------
Frederick August Eigenbrod, Independent Since inception Vice President,               4     None
Jr. PhD (62)                Trustee     of Funds        RuotSource Consulting
4 Orinda Way, Suite 230D                                Services
Orinda, CA  94563                                       (organizational
                                                        planning and
                                                        development) since
                                                        2002; Senior Vice
                                                        President, Consulting
                                                        Services, Silicon
                                                        Valley, Right
                                                        Associates (industrial
                                                        psychologists)from
                                                        1990 to 2002.
--------------------------- ----------- --------------- ----------------------- ----------- ----------------
Taylor M. Welz (43)         Independent Since inception CPA/PFS, CFP. Partner,        4     None
2431 W. March Lane,         Trustee     of Funds        Bowman & Company LLP
Suite 100                                               (certified public
Stockton, CA 95207                                      accountants)
--------------------------- ----------- --------------- ----------------------- ----------- ----------------


                         Interested Trustees & Officers

--------------------------- ----------- ----------- --------------------------- ----------- ----------------
                                                                                # of
                                                                                Portfolios
                                        Term of                                 in Fund
                            Position(s) Office                                  Complex     Other
                            Held with   and Length  Principal Occupation(s)     Overseen by Directorships
Name, Address and Age       the Trust   Time Served During Past Five Years      Trustee     Held by Trustee
--------------------------- ----------- ----------- --------------------------- ----------- ----------------
Kenneth E. Gregory* (45)    President   Since       President of the Advisor;       4           None
4 Orinda Way, Suite 230D    and Trustee inception   President of Litman/Gregory
Orinda, CA 94563                        of Funds    Research, Inc. (publishers)
                                                    and Litman/Gregory Asset

                                                    Management, LLC
                                                    (investment
                                                    advisors), Officer
                                                    of Litman/Gregory
                                                    Analytics, LLC
                                                    (web based
                                                    publisher of
                                                    financial
                                                    research), since
                                                    2000

--------------------------- ----------- ----------- --------------------------- ----------- ----------------
Craig A. Litman* (56)       Secretary   Since       Treasurer and Secretary of        4              None
100 Larkspur Landing Circle and Trustee inception   the Advisor; Vice President
Suite 204                               of Funds    and Secretary of
Larkspur, CA 94939                                  Litman/Gregory Research,
                                                    Inc.; Chairman of
                                                    Litman/Gregory Asset
                                                    Management, LLC
--------------------------- ----------- ----------- --------------------------- ----------- ----------------
John Coughlan (46)          Treasurer   Since       Chief Operating Officer,         N/A             None
4 Orinda Way, Suite 230D                inception   Litman/Gregory Fund
Orinda, CA 94563                        of Funds    Advisors, LLC and Chief
                                                    Financial Officer of
                                                    Litman/Gregory Asset
                                                    Management, LLC
--------------------------- ----------- ----------- --------------------------- ----------- ----------------

* Denotes Trustees who are "interested persons" of the Trust under the 1940 Act because of their relationship with the Advisor.


Board Committees
         The Board has three standing committees as described below:


-------------------------------------------------------------------------------------------------------------------
Audit Committee
-------------------------------------------------------------------------------------------------------------------
Members                                Description                                    # of Meetings during Past
                                                                                              Fiscal Year
A. George Battle                     Responsible for advising the full Board with      The Audit Committee met
Frederick August Eigenbrod, Jr. PhD  respect to accounting, auditing and financial     twice during the year ended
Taylor M. Welz                       matters affecting the Trust.                      December 31, 2002.

-------------------------------------------------------------------------------------------------------------------
Nominating Committee
-------------------------------------------------------------------------------------------------------------------
Members                                Description                                    # of Meetings during Past
                                                                                              Fiscal Year
A. George Battle                     Responsible for seeking and reviewing candidates   None. Only meets as
Frederick August Eigenbrod, Jr. PhD  for consideration as nominees for Trustees as      is necessary.
Taylor M. Welz                       considered necessary from time to time.

-------------------------------------------------------------------------------------------------------------------
Valuation Committee
-------------------------------------------------------------------------------------------------------------------
Members                                Description                                    # of Meetings during Past
                                                                                              Fiscal Year
Taylor M. Welz                       Responsible for (1) monitoring the
Kenneth E. Gregory                   valuation of the Funds' securities and other       The Valuation Committee met
Craig A. Litman                      investments; and                                   three times during the year
John Coughlan                        (2) as required by each series of the Trust's      ended December 31, 2002.
                                     valuation procedures, when the full Board is not
                                     in session, determining the fair value of
                                     illiquid and other holdings after consideration
                                     of all relevant factors, which determinations
                                     shall be reported to the full Board.

-------------------------------------- ----------------------------------------------------------------------------



Board Interest in the Fund

     As of December 31, 2002,  the Trustees own the following  amounts(1) in the
Fund:

------------------------------- ------ ------------- ------ --------- ------------------------
                                                                       Aggregate Dollar Range
                                                                       of Equity Securities
                                                                         in all Registered
                                                                       Investment Companies
                                                             Smaller   Overseen by Trustee in
                                Equity International  Value Companies   Family of Investment
        Name of Trustee          Fund       Fund       Fund   Fund           Companies
------------------------------- ------ ------------- ------ --------- ------------------------
A. George Battle                  D          D           D    N/A                D
------------------------------- ------ ------------- ------ --------- ------------------------
Frederick August Eigenbrod, Jr.   D          C           B    N/A                D
------------------------------- ------ ------------- ------ --------- ------------------------
Taylor M. Welz                    D          D           D    N/A                D
------------------------------- ------ ------------- ------ --------- ------------------------
Kenneth E. Gregory                D          D           B    N/A                D
------------------------------- ------ ------------- ------ --------- ------------------------
Craig A. Litman                   B          C           B    N/A                D
------------------------------- ------ ------------- ------ --------- ------------------------


(1) Dollar Range of Equity Securities in the Fund:
    A=$1-$10,000
    B=$10,001-$50,000
    C=$50,001-$100,000
    D=Over $100,000

(2) The Smaller Companies Fund has not commenced operations as of the date of this SAI, therefore, there were no Trustees that owned shares in the Fund as of December 31, 2002.

Trustee Interest in Investment Advisor, Distributor or Affiliates

     As of December 31, 2002, neither the Trustees who are "not interested" persons of the Trust, as that term is defined in the 1940 Act, nor members of their immediate family, owned securities beneficially or of record in the
Advisor, Quasar Distributors LLC (the "Distributor"), T.O. Richardson Securities, Inc. (the "Underwriter"), or any of their respective affiliates. Accordingly, neither the Trustees who are "not interested" persons of the Funds, as that term is defined in the 1940 Act, nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Distributor, the Underwriter, or any of their respective affiliates.

Compensation

     Each Trustee who is not an "interested person" of the Funds receives an annual fee of $25,000 allocated $5,000 per Fund with the remaining balance pro-rated based on each Fund's assets, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board of Trustees and its Committees. As of April 30, 2003, to the best of the knowledge of the Trust, the Board of Trustees and the officers of the Funds, as a group, owned of record less than 1% of each Fund's outstanding shares.


         The table below illustrates the annual compensation paid to each Trustee of the Trust:

-------------------------- ------------ ------------------- --------------- ------------
                                                                                Total
                                             Pension or                     Compensation
                            Aggregate   Retirement Benefits Estimated        from Trust
                           Compensation  Accrued as Part of  Benefits          Paid to
 Name of Person, Position   from Trust     Fund Expenses    Upon Retirement   Trustees
-------------------------- ------------ ------------------- --------------- ------------
A. George Battle, Trustee    $25,000             $0               $0           $25,000
-------------------------- ------------ ------------------- --------------- ------------
Frederick A. Eigenbrod,      $25,000             $0               $0           $25,000
Jr., Trustee
-------------------------- ------------ ------------------- --------------- ------------
Taylor M. Welz, Trustee      $25,000             $0               $0           $25,000
-------------------------- ------------ ------------------- --------------- ------------
Kenneth E. Gregory,             $0               $0               $0                $0
President and Trustee
-------------------------- ------------ ------------------- --------------- ------------
Craig A. Litman, Secretary      $0               $0               $0                $0
and Trustee
-------------------------- ------------ ------------------- --------------- ------------

Control Persons and Principal Shareholders

     A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any of the Funds. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. As of [April 30], 2003, the following shareholders were considered to be either a control person or principal shareholder of the Funds:


                           Masters' Select Equity Fund
--------------------------------- --------------- ----------- ------------------
Name and Address                       Shares     % Ownership Type of Ownership
--------------------------------- --------------- ----------- ------------------
Charles Schwab & Company, Inc.    25,039,951.3690    58.74%         Record
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.  2,242,306.3650    5.26%          Record
200 Liberty Street
New York, NY  10281-5500




                       Masters' Select International Fund
--------------------------------- --------------- ----------- ------------------
Name and Address                       Shares     % Ownership Type of Ownership
--------------------------------- --------------- ----------- ------------------
Charles Schwab & Company, Inc.    19,959,795.6230    59.47%         Record
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.  3,002,376.8380    8.95%          Record
200 Liberty Street
New York, NY  10281-5500

--------------------------------- --------------- ----------- ------------------

                           Masters' Select Value Fund
--------------------------------- --------------- ----------- ------------------
Name and Address                       Shares     % Ownership Type of Ownership
--------------------------------- --------------- ----------- ------------------
Charles Schwab & Company, Inc.     8,979,915.6100    66.88%         Record
101 Montgomery Street
San Francisco, CA  94104-4122

National Financial Services Corp.   873,060.8280     6.50%          Record
200 Liberty Street
New York, NY  10281-5500

National Investor Services          685,698.5610     5.11%          Record
55 Water Street, 32nd Floor
New York, NY 10041-0028

     The Smaller Companies Fund has not commenced operations as of the date of this SAI, therefore, there were no persons that owned more than 5% of the outstanding shares.

                          THE ADVISOR AND THE MANAGERS

     Subject to the supervision of the Board of Trustees, investment management and related services are provided by the Advisor to each of the Funds, pursuant to Investment Advisory Agreements (the "Advisory Agreements"). In addition, the assets of each Fund are divided into segments by the Advisor, and individual selection of securities in each segment is provided by a Manager approved by the Board of Trustees pursuant, in each case, to a sub-advisory agreement ("Management Agreement"). Under the Advisory Agreements, the Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the selection and continued employment of Managers to manage the actual investment of each Fund's assets; (ii) direct the allocation of each Fund's assets among such Managers; (iii) oversee the investments made by such Managers on behalf of each Fund, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) oversee the actions of the Managers with respect to voting proxies for each Fund, filing Section 13 ownership reports for each Fund, and taking other actions on behalf of each Fund; (v) maintain the books and records required to be maintained by each Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator, another agent of each Fund or a Manager; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund's assets which each Fund's administrator or distributor or the officers of the Trust may reasonably request; and (vii) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

     The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Personnel of the Advisor may serve as officers of the Trust provided they do so without compensation from the Trust. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Trust's Board of Trustees may desire and reasonably request. With respect to the operation of each Fund, the Advisor has agreed to be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the operation of the Trust and each Fund including the provision of persons qualified to serve as officers of the Trust; (ii) compensating the Managers selected to invest the assets of each Fund; (iii) the expenses of printing and distributing extra copies of each Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and (iv) the costs of any special Board of Trustees meetings or shareholder meetings convened for the primary benefit of the Advisor or any Manager.

     Under each Management Agreement, each Manager agrees to invest its allocated portion of the assets of each Fund in accordance with the investment objectives, policies and restrictions of each Fund as set forth in each Fund's and Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws; each Fund's prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Advisor or the Trustees of the Trust may impose from time to time in writing to the Manager. In providing such services, each Manager shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, and other applicable law.

     Without limiting the generality of the foregoing, each Manager has agreed to (i) furnish each Fund with advice and recommendations with respect to the investment of the Manager's allocated portion of each Fund's assets, (ii) effect the purchase and sale of portfolio securities for Manager's allocated portion or determine that a portion of such allocated portion will remain uninvested; (iii) manage and oversee the investments of the Manager's allocated portion, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) vote proxies and take other actions with respect to the securities in Manager's allocated portion; (v) maintain the books and records required to be maintained with respect to the securities in Manager's allocated portion; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund's assets which the Advisor, Trustees or the officers of the Trust may reasonably request; and (vii) render to the Trust's Board of Trustees such periodic and special reports with respect to Manager's allocated portion as the Board may reasonably request.

     As compensation for the Advisor's services (including payment of the Managers' fees), each Fund pays the Advisor an advisory fee at the rate specified in the prospectus. In addition to the fees payable to the Advisor and the Administrator, the Trust is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of each Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of each Fund's shareholders and the Trust's Board of Trustees that are properly payable by each Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of each Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of each Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreements.


     The Advisor has contractually agreed to waive certain of its fees at the rates disclosed in the prospectus. The Advisor has agreed to waive its right to reimbursement of the waived fees. Also, the Advisor may contractually agree to reduce its fees or reimburse each Fund for certain expenses, in order to limit the expense ratio of each Fund. The Advisor has entered into such an operating expenses limitation agreement with respect to the Smaller Companies Fund, as described in the prospectus. In contrast to the waived fees discussed above, any other reductions made by the Advisor in its fees or operating expenses paid by the Advisor (collectively, "subsidies") are subject to reimbursement by the applicable Fund within the following three fiscal years, provided the Fund is able to effect such reimbursement and remain in compliance with any agreed-upon expense limitations for that year. Any such reimbursements are subject to approval by the Trust's Board of Trustees. The Advisor may not request or receive reimbursement for the subsidies before payment of the applicable Fund's operating expenses for the current fiscal year.


     The Advisor is controlled by Craig A. Litman, Kenneth E. Gregory and Litman/Gregory Asset Management, LLC.

     Under the Advisory Agreements and each Management Agreement, the Advisor and the Managers will not be liable to the Trust for any error of judgment by the Advisor or the Managers or any loss sustained by the Trust except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence by reason of reckless disregard of its obligations and duties under the applicable agreement.

     The Advisory Agreements and the Management Agreements remain in effect for an initial period not to exceed two years. Thereafter, if not terminated, each Advisory Agreement and Management Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.

     The Advisory Agreements and Management Agreements are terminable by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Trust at any time without penalty, on 60 days' written notice to the Advisor or a Manager. The Advisory Agreements and the Management Agreements also may be terminated by the Advisor or a Manager on 60 days' written notice to the Trust. The Advisory Agreements and the Management Agreements terminate automatically upon their assignment (as defined in the 1940
Act).


     In determining whether to renew the Advisory Agreements and the Management Agreements each year, the Board of Trustees requests and evaluates information provided by the Advisor and the Managers, in accordance with Section 15(c) of the 1940 Act. At its last annual review meeting in December 2002, the Board considered a number of factors in reviewing and recommending renewal of the existing Advisory Agreements and Management Agreements, including the nature and quality of the services provided to the Funds by the Advisor and the Managers, the fees and expenses borne by the Funds, and the profitability of the relationship for the Advisor.

     In reviewing the quality of services provided to the Funds, the Board considered comparative performance information for the Funds. The Board also reviewed the quality and depth of the Advisor's organization in general and of the investment professionals providing services to the Funds. The Board also considered information on the quality, depth, and performance of the Managers to the Funds. In reviewing the fees and expenses borne by the Funds, the Board noted, among other things, that the Advisor continues to be committed to managing and monitoring the Funds' respective advisory fees and that their total expenses over various periods of time, as a percentage of their average net assets, were favorable generally in relation to the relevant peer groups. The Board also took note of the Advisor's commitment to maintain a low expense ratio for the Funds even to the extent of subsidizing Fund expenses and waiving portions of its fee when appropriate.


     Based on the review, the Board, including the Trustees who are not "interested persons" of the Funds as defined in the 1940 Act, concluded that the advisory fees and other expenses of the Funds are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders have received and continue to receive reasonable value in return for paying such fees and expenses. The Board therefore concluded that continuing the advisory arrangement with the Advisor and the Managers was in the best interests of shareholders and the Funds.


     On May 12, 2003, a special in-person Board meeting was convened for the purpose of considering, with respect to the Smaller Companies Fund, the approval of an Advisory Agreement with the Advisor and Management Agreements with four sub-advisors In determining whether to approve the Advisory Agreement and the Management Agreements, the Board of Trustees requested and evaluated information provided by the Advisor and the Managers, in accordance with Section 15(c) of the 1940 Act. At the special meeting, the Board considered a number of factors in reviewing and recommending approval of the new Advisory Agreement and Management Agreements, including the nature and quality of the services that have been provided to the other Funds by the Advisor and the two Managers who also provide advisory services for other of the Masters' Select Funds. The Board also received a detailed report from the Advisor regarding the capability, style and strategy of the two new Managers. The Board also considered the fees and expenses estimated to be borne by the Fund, and the profitability of the relationship for the Advisor.

     In reviewing the quality of services to be provided to the Smaller Companies Fund, the Board considered performance information for the applicable portfolios of the Funds already managed by two of the proposed Managers. The
Board also received a detailed report from the Advisor regarding the performance, personnel and capabilities of the two new Managers. The Board considered the quality and depth of the Advisor's organization in general and of the Managers who would be providing services to the Fund. In reviewing the fees and expenses to be borne by the Smaller Companies Fund, the Board noted, among other things, that the Advisor is committed to managing and monitoring the Funds' respective advisory fees, as is evidenced by their agreement to limit the Fund's operating expenses (see above). The Board then took note of the Advisor's commitment to maintain a low expense ratio for the Funds even to the extent of subsidizing Fund expenses and waiving or reducing portions of its fee when appropriate.

     Based on the review, the Board, including the Trustees who are not "interested persons" of the Funds as defined in the 1940 Act, concluded that the advisory fees and other expenses of the Fund are fair, both absolutely and in comparison with those of other funds in the industry, and that shareholders should receive receive reasonable value in return for paying such fees and expenses. The Board therefore concluded that continuing the advisory arrangement with the Advisor and the Managers was in the best interests of shareholders and the Funds.


     As compensation for its investment management services, each of the Funds paid to the Advisor the investment advisory fees in the amount specified below. Additional investment advisory fees payable under the investment advisory agreement may have, instead, been reduced by the Advisor, but may be subject to reimbursement by the respective Fund, as discussed previously.


           Advisory Fees Paid to Advisor, Net of Waivers
---------------------------------------------------------------
Year         Equity Fund  International Fund   Value Fund*
---------------------------------------------------------------
2002          $4,980,843      $2,905,330      $1,621,633
2001          $5,222,260      $2,494,844      $1,377,201
2000          $5,068,262      $2,550,307        $208,119
---------------------------------------------------------------
*    The Value Fund commenced operations on June 30, 2000.

                Amounts Waived by the Advisor
---------------------------------------------------------------
Year           Equity Fund  International Fund   Value Fund
---------------------------------------------------------------
2002             $108,917        $626,490          $34,980
2001             $99,628         $479,185          $26,808
2000             $120,514        $433,190          $10,026

---------------------------------------------------------------

     The Smaller Companies Fund has not commenced operations as of the date of this SAI, therefore, no fees have been paid to the Advisor and no fees have been waived or reduced, nor have any Fund expenses been paid by the Advisor.


     The Administrator. The Administrator, U.S. Bancorp Fund Services, LLC, has agreed to be responsible for providing such services as the Trustees may reasonably request, including but not limited to (i) maintaining the Trust's books and records (other than financial or accounting books and records maintained by any custodian, transfer agent or accounting services agent); (ii) overseeing the Trust's insurance relationships; (iii) preparing for the Trust (or assisting counsel and/or auditors in the preparation of) all required tax returns, proxy statements and reports to the Trust's shareholders and Trustees and reports to and other filings with the Securities and Exchange Commission and any other governmental agency (the Trust agreeing to supply or cause to be supplied to the Administrator all necessary financial and other information in connection with the foregoing); (iv) preparing such applications and reports as may be necessary to register or maintain the Trust's registration and/or the registration of the shares of the Trust under the securities or "blue sky" laws of the various states selected by the Trust (the Trust agreeing to pay all filing fees or other similar fees in connection therewith); (v) responding to all inquiries or other communications of shareholders, if any, which are directed to the Administrator, or if any such inquiry or communication is more properly to be responded to by the Trust's custodian, transfer agent or accounting services agent, overseeing their response thereto; (vi) overseeing all relationships between the Trust and any custodian(s), transfer agent(s) and accounting services agent(s), including the negotiation of agreements and the supervision of the performance of such agreements; (vii) together with the Advisor, monitoring compliance by the Managers with tax, securities and other applicable requirements; and (viii) authorizing and directing any of the Administrator's directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. All services to be furnished by the Administrator under this Agreement may be furnished through the medium of any such directors, officers or employees of the Administrator.

                     Administrative Fees Paid to Administrator

           Year      Equity Fund     International Fund       Value Fund*
           ----      -----------     ------------------       -----------
           2002        $144,394           $100,376              $46,999
           2001        $159,116           $89,006               $41,016
           2000        $169,658           $99,697               $20,109

*    The Value Fund commenced operations on June 30, 2000.

     The Smaller Companies Fund has not commenced operations as of the date of this SAI, therefore, no fees have been paid to the Administrator.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Each Management Agreement states that, with respect to the segment of each Fund's portfolio allocated to the Manager, the Manager shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Manager shall not direct orders to an affiliated person of the Manager without general prior authorization to use such affiliated broker or dealer by the Trust's Board of Trustees. In general, a Manager's primary consideration in effecting a securities transaction will be execution at the most favorable cost or proceeds under the circumstances. In selecting a broker-dealer to execute each particular transaction, a Manager may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis. The price to each Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     The aggregate dollar amount of brokerage commissions paid by the Funds during the last three years are as follows:

               Equity Fund        International Fund          Value Fund
               -----------        ------------------          ----------
2002           $1,802,415              $2,326,938               $367,434
2001           $1,468,721              $2,006,474               $316,474
2000           $1,431,062              $1,629,226               $128,632


*    The Value Fund commenced operations on June 30, 2000.

     The Smaller Companies Fund has not commenced operations as of the date of this SAI, therefore, no brokerage commissions were incurred.

     Of these amounts, the dollar amount of brokerage commissions paid to the brokers who furnished research services during the last three years are as follows:

                Equity Fund          International Fund        Value Fund*
                -----------          ------------------        -----------
2002              $48,220                   $72,869           $11,353
2001             $129,685                  $314,097           $12,667
2000              $83,588                   $57,689            $3,517


*    The Value Fund commenced operations on June 30, 2000.

     For the fiscal year ended December 31, 2002, 2001, and 2000, the Funds paid the following amounts to an affiliated broker-dealer:


                                                                                        % of
                      % of total                        % of total                      total
                       Brokerage                        Brokerage                      Brokerage
                   Commissions Paid                 Commissions Paid               Commissions Paid
                     to Affiliated   International    to Affiliated                  to Affiliated
     Equity Fund    Broker-Dealers       Fund        Broker-Dealers  Value Fund*    Broker-Dealers
---- ------------ ----------------- -------------- ----------------- ------------ -----------------
2002   $12,371           0.69%         $29,795          1.28%          $24,135           6.57%
2001       N/A             N/A         $38,025          1.90%          $43,153          13.64%
2000   $48,672           3.40%          $5,739          0.35%           $9,568           7.44%



*    The Value Fund commenced operations on June 30, 2000.


     The Smaller Companies Fund has not commenced operations as of the date of this SAI, therefore, it paid no brokerage commissions.

     Subject to such policies as the Advisor and the Board of Trustees of the Trust may determine, a Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused each Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Manager an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's or Advisor's overall responsibilities with respect to each Fund or other advisory clients. Each Manager is further authorized to allocate the orders placed by it on behalf of each Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Manager shall determine, and each Manager shall report on such allocations regularly to the Advisor and the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. Each Manager is also authorized to consider sales of shares of each Fund as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution.

     On occasions when a Manager deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to each Fund and to such other clients.

     Unless otherwise noted below, the Funds have not acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the most recent fiscal year.


                                                         Value of Securities
                                                            Owned by Fund
Fund                   Regular Broker or Dealer        as of Fiscal Year Ended
(Owner of Securities)   (Issuer of Securities)             December 31, 2002
--------------------------------------------------------------------------------
Equity Fund           Citigroup                              $6,700,176
                      Goldman Sachs Group, Inc. (The)        $3,731,880
International Fund    UBS AG                                 $4,129,853
Value Fund            None                                       N/A


Distribution of Fund Shares

     The Funds' principal underwriter is T.O. Richardson Securities, Inc., Two Bridgewater Road, Farmington, CT 06032 (the "Underwriter"). The Underwriter is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions. The Funds' have entered into a distribution agreement with Quasar Distributors LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the "Distributor"). The Distributor receives compensation from the Advisor and is not paid either directly or indirectly by the Funds.

                               PORTFOLIO TURNOVER

     Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Managers, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Portfolio Transactions and Brokerage." Portfolio turnover rates for the past fiscal year ended December 31, 2002 was as follows:

                          Portfolio Turnover Rate
                ------------------------------ --------------
                                                   2002
                ------------------------------ --------------
                Equity Fund                         93.76%
                International Fund                 141.07%
                Value Fund                          54.08%
                ------------------------------ --------------

     The Smaller Companies Fund has not commenced operations as of the date of this SAI, therefore, it has no portfolio turnover.

                                 NET ASSET VALUE

     The net asset value of a Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) each business day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

     The net asset value per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in a Fund outstanding at such time.

     Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. In that case, the price used to determine a Fund's net asset value on the last day on which such exchange was open will be used, unless the Trust's Board of Trustees determines that a different price should be used. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which a Fund's net asset value is not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of a Fund's net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

     Generally, a Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Managers and the Trust's Valuation Committee pursuant to procedures approved by or under the direction of the Board.

     Each Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are generally determined on the basis of the last reported sale price on the exchange on which such securities are traded (or the NASDAQ official closing price for NASDAQ-reported securities, if such price is provided by the Funds' accountant), as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Managers to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

     Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

     Corporate debt securities, mortgage-related securities and asset-backed securities held by a Fund are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the Board, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information.

     An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is the last sale or settlement price on the exchange or board of trade on which the future is traded or, if no sales are reported, at the mean between the last bid and asked price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board. If an options or futures exchange closes after the time at which a Fund's net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

     Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

     All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

     An example of how the Funds calculated the total offering price per share as of December 31, 2002 is as follows:


                          Net Assets           =       Net Asset Value per share
                   --------------------------
                    Shares Outstanding

Equity Fund

                       $431,182,423            =                $10.19
                   --------------------------
                        42,308,085

International Fund

                       $335,966,624            =                $10.70
                   --------------------------
                        31,400,026

Value Fund

                       $137,934,601            =                 $9.82
                   ---------------------
                        14,051,760

     The Smaller Companies Fund has not commenced operations as of the date of this SAI, therefore, it has no net asset value.

                                    TAXATION

     Each Fund will be taxed, under the Internal Revenue Code (the "Code"), as a separate entity from any other series of the Trust, and it intends to elect to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code. In each taxable year that a Fund qualifies, a Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of interest and dividend income, net short term capital gain and net realized gains from currency transactions) and net capital gain that is distributed to shareholders.

     In order to qualify for treatment as a RIC, a Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are the following: (1) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     Distributions of net investment income and net realized capital gains by a Fund will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net realized capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gains. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders' income on which the alternative minimum tax may be imposed.

     Each Fund or any securities dealer effecting a redemption of a Fund's shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, a Fund will be required to withhold federal income tax at the rate of 30% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

     Each Fund intends to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of any federal excise tax based on net income, a Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

     Each Fund may receive dividend distributions from U.S. corporations. To the extent that a Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of a Fund may be entitled to the "dividends received" deduction. Availability of the deduction is subject to certain holding period and debt-financing limitations.

     The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

     For accounting purposes, premiums paid by a Fund are recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

     Any security, option, or other position entered into or held by a Fund that substantially diminishes the Fund's risk of loss from any other position held by that Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

     Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by a Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

     Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark-to-market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund's gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code, rather than as capital gain or loss.

     Redemptions and exchanges of shares of a Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder's adjusted tax basis for the shares. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions of long-term capital gain dividends with respect to such shares during such six-month period. All or a portion of a loss realized upon the redemption of shares of the Fund may be disallowed to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

     Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non-U.S. investors.

     The above discussion and the related discussion in each prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Funds. Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from a Fund. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in a Fund.

                           DIVIDENDS AND DISTRIBUTIONS

     Dividends from a Fund's investment company taxable income (whether paid in cash or invested in additional shares) will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of a Fund's net capital gain (whether paid in cash or invested in additional shares) will be taxable to shareholders as long-term capital gain, regardless of how long they have held their Fund shares.

     Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of such months will be deemed to have been paid by the Fund and received by the shareholders on the record date if the dividends are paid by the Fund during the following January. Accordingly, such dividends will be taxed to shareholders for the year in which the record date falls.

     The Funds are required to withhold 30% of all dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. The Funds also are required to withhold 30% of all dividends and capital gain distributions paid to such shareholders who otherwise are subject to backup withholding.

                             PERFORMANCE INFORMATION

Total Return
     Average annual total return quotations used in each Fund's advertising and promotional materials are calculated according to the following formula:

         P(1 + T)n = ERV

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

     The Funds' average annual compounded rates of total return as of December 31, 2002 were as follows:


                                                                         Since
                                     One Year         Five Years      Inception*

         Equity Fund                  -19.06%           3.41%            7.30%
         International Fund           -14.34%           5.48%            5.14%
         Value Fund                   -14.09%            N/A            -0.63%

*    The  Equity  Fund   commenced   operations   on  December  31,  1996.   The
     International Fund commenced operations on December 1, 1997. The Value Fund commenced operations on June 30, 2000.

     No performance is available for the Smaller Companies fund since it has not commenced operations as of the date of this SAI.

Average Annual Total Returns (after taxes on distributions)
     The average annual total return (after taxes on distributions) of each class of shares is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

         P(1+T)n=ATVD

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return (after taxes on distributions; "n" equals the number of years; and "ATVD" equals the ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions but not after taxes on redemptions.

     The Funds' average annual total returns (after taxes on distributions) as of December 31, 2002 were as follows:

                                                                      Since
                                 One Year         Five Years       Inception*
         Equity Fund             -19.06%            0.94%             7.30%
         International Fund      -14.44%            3.99%             3.68%
         Value Fund              -14.09%              N/A            -0.66%

*    The  Equity  Fund   commenced   operations   on  December  31,  1996.   The
     International Fund commenced operations on December 1, 1997. The Value Fund commenced operations on June 30, 2000.

     No performance is available for the Smaller Companies fund since it has not commenced operations as of the date of this SAI.

Average Annual Total Return (after taxes on distributions and redemptions)
     The average annual total return (after taxes on distributions and sale of Fund shares) is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending value, according to the following formula:

         P(1+T)n=ATVDR

where "P" equals a hypothetical initial payment of $1,000; "T" equals average annual total return (after taxes on distributions; "n" equals the number of years; and "ATVDR" equals ending value of a hypothetical $1,000 investment made at the beginning of the stated periods at the end of the stated periods, after taxes on Fund distributions and redemptions.

     The Funds' average annual total returns (after taxes on distributions and sale of Fund shares) as of December 31, 2002 were as follows:

                                                                      Since
                                 One Year          Five Years       Inception*
         Equity Fund             -11.70%               1.69%           4.75%
         International Fund       -8.80%               3.88%           3.61%
         Value Fund               -8.65%               N/A            -0.52%

*    The  Equity  Fund   commenced   operations   on  December  31,  1996.   The
     International Fund commenced operations on December 1, 1997. The Value Fund commenced operations on June 30, 2000.

     No performance is available for the Smaller Companies fund since it has not commenced operations as of the date of this SAI.

Yield
     Annualized yield quotations used in a Fund's advertising and promotional materials are calculated by dividing the Fund's investment income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

         YIELD = 2 [(a-b + 1)6 - 1]
                     ---
                     cd

where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period. Except as noted below, in determining net investment income earned during the period ("a" in the above formula), a Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by a Fund, net investment income is then determined by totaling all such interest earned.

     For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

Other Information
     Performance data of each Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials a Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). A Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World and Barron's.

                          ANTI-MONEY LAUNDERING PROGRAM

     The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

     As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

                               GENERAL INFORMATION

     The Trust is a Delaware  statutory  trust  organized on August 1, 1996. The
Equity Fund series of shares commenced operations on December 31, 1996. The International Fund commenced operations on December 1, 1997. The Value Fund commenced operations on June 30, 2000. The Smaller Companies Fund has not commenced operations as of the date of this SAI. The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders would share pro rata in the net assets of a Fund available for distribution to shareholders. If they deem it advisable and in the best interest of shareholders, the Board of Trustees may create additional series of shares which differ from each other only as to dividends. The Board of Trustees has created four series of shares, and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund will be allocated fairly among the Funds by the Trustees, generally on the basis of the relative net assets of each Fund.

     Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. Rule 18f-2 contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     Each Fund may hold special meetings and mail proxy materials. These meetings may be called to elect or remove Trustees, change fundamental policies, approve an investment advisory contract or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Each Fund will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes each shareholder is entitled to is based on the number of shares he or she owns. Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held.

     The Equity Fund, the International Fund, the Value Fund and the Smaller Companies Fund are the only existing series of shares of the Trust. The Board of Trustees may, at its own discretion, create additional series of shares. The Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for the Trust's acts or obligations and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations.

     The Agreement and Declaration of Trust provides that the shareholders have the right to remove a Trustee. Upon the written request of the record holders of 10% of the Trust's shares, the Trustees will call a meeting of shareholders to vote on the removal of a Trustee. In addition, 10 shareholders holding the lesser of $25,000 worth or 1% of the shares may communicate with other shareholders to request a meeting to remove a Trustee. No amendment may be made to the Agreement and Declaration of Trust that would have a material adverse effect on shareholders without the approval of the holders of more than 50% of the Trust's shares. Shareholders have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth above.

     The Advisor has obtained an exemptive order from the Securities and Exchange Commission which permits it, subject to certain conditions, to retain new investment managers with the approval of the Board of Trustees but without obtaining shareholder approval. The order also permits the Advisor to change the terms of agreements with the Managers or to continue the employment of a Manager after an event that would otherwise cause the automatic termination of services. Shareholders must be notified of any Manager changes. Shareholders have the right to terminate arrangements with a manager by vote of a majority of the outstanding shares of a Fund. The order also permits a Fund to disclose managers' fees only in the aggregate in its registration statement.

     The Trust, the Advisor, the Managers, the Principal Underwriter and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Advisor, the Managers, the Principal Underwriter and the Distributor to invest in securities that may be purchased or held by the Funds.

     The Trust's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110 is responsible for holding the Funds' assets and acting as the Trust's accounting services agent. The Trust's independent accountants, PricewaterhouseCoopers, LLP, 1177 Avenue of the Americas, New York, NY 10036, assist in the preparation of certain reports to the SEC and the Fund's tax returns. The Trust's legal counsel is Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, San Francisco, CA 94105.

         The Masters' Select Funds reserve the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

                              FINANCIAL STATEMENTS

     The audited financial statements, including the Financial Highlights of the Funds for the year ended December 31, 2002 and PricewaterhouseCoopers, LLP's report thereon, are incorporated by reference. The report of PricewaterhouseCoopers, LLP, independent accountant of the Funds, with respect to the audited financial statements, is incorporated herein in its entirety in reliance upon such report of PricewaterhouseCoopers, LLP and on the authority of such firm as experts in auditing and accounting. Shareholders will receive a copy of the audited and unaudited financial statements at no additional charge when requesting a copy of the SAI.

                                    APPENDIX
                             Description of Ratings

Moody's Investors Service, Inc.: Corporate Bond Ratings

     Aaa--Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa---Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Corporation: Corporate Bond Ratings

     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.


Commercial Paper Ratings

     Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.


     Issues assigned the highest rating, A, are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.


                           MASTERS' SELECT FUNDS TRUST
                                     PART C
                                OTHER INFORMATION

Item 23.  Exhibits

(a)  Agreement and Declaration of Trust
     (i)  Agreement and Declaration of Trust(1)
     (ii) Amendment to Agreement and Declaration of Trust(2)
(b)  Bylaws(1)
(c)  Instruments Defining Rights of Security Holders -- Not applicable
(d)  Advisory Agreement
     (i)  Investment Advisory Agreements(2)
          (A) Amended and Restated Investment Advisory Agreement for Masters' Select Equity Fund(10)
          (B) Amended and Restated Investment Advisory Agreement for Masters' Select International Fund (10)
          (C) Amended and Restated Investment Advisory Agreement for Masters' Select Value Fund (10)
          (D)  Investment   Advisory   Agreement  for  Masters'  Select  Smaller
               Companies Fund - Filed Herewith.
     (ii) Sub-Advisory Agreements
          (A)  Investment  Management  Agreement  with Davis  Selected  Advisers
               LP(3)
          (B)  Investment Management Agreement with Friess Associates, Inc. (3)
          (C)  Investment Management Agreement with Jennison Associates(3)
          (D)  Investment   Management   Agreement   with   Southeastern   Asset
               Management, Inc. (3)
          (E) Investment Management Agreement with Strong Capital Management, Inc. (3)
          (F)  Investment    Management    Agreement   with   Masters'    Select
               International Fund Sub-Advisors(4)
          (G) Investment Management Agreement with Harris Associates on behalf of the Masters' International Fund(9)
          (H) Investment Management Agreement with Legg Mason Fund Advisor, Inc. (9)
          (I) Investment Management Agreements with Masters' Select Value Fund and Southeastern Asset Management Inc (9)
          (J) Investment Management Agreements with Masters' Select Value Fund and Legg Mason Fund Advisor, Inc (9)
          (K) Investment Management Agreements with Masters' Select Value Fund and Harris Associates, LP (9)
          (L) Investment Management Agreements with Masters' Select Value Fund and Franklin Mutual Advisor, LLC (9)
          (M)  Investment  Management  Agreements  with Masters'  Select Smaller
               Companies Fund and Friess Associates, Inc - Filed Herewith
          (N)  Investment  Management  Agreements  with Masters'  Select Smaller
               Companies Fund and Ariel Capital Management, Inc - Filed Herewith
          (O) Investment Management Agreements with Masters' Select Smaller Companies Fund and First Pacific Advisors, Inc - Filed Herewith
          (P) Investment Management Agreements with Masters' Select Smaller Companies Fund and Strong Capital Management, Inc. - Filed Herewith
(e)  (i) Distribution Agreement(3)
     (ii) Underwriting Agreement(9)
(f)  Bonus or Profit Sharing Contracts - Not applicable
(g)  Custody Agreement(3)
(h)  Other Material Contracts
     (i)  Administration Agreement (2)
     (ii) Power of Attorney(6)
(i)  Opinion and Consent of Counsel - Filed Herewith
(j) Consent of Independent Public Accountants - Consent of Ernst & Young, LLP - Filed Herewith
(k)  Omitted Financial Statements - Not applicable
(l)  Investment letter(3)
(m)  Rule 12b-1 Plan - Not applicable
(n)  Rule 18f-3 Plan - Not applicable
(o)  Reserved
(p)  Code of Ethics
     (i)  Masters' Select Funds Trust (7)
     (ii) Litman/Gregory Fund Advisors, LLC(7)
     (iii)(A)  Davis Selected Advisers, L.P. (7)
          (B)  Friess Associates, Inc. (7)
          (C)  Southeastern Asset Management, Inc. (7)
          (D)  Legg Mason Fund Adviser, Inc. (7)
          (E)  Jennison Associates Capital Corporation(7)
          (F)  Strong Capital Management, Inc. (7)
          (G)  Harris Associates L.P. (7)
          (H)  BPI Global Asset Management, LLP(7)
          (I)  Mastholm Asset Management, LLC(7)
          (J)  Artisan Partners LP(7)
          (K)  Franklin Mutual Advisers, LLC(8)
          (L)  First Pacific Advisors, Inc - Filed Herewith
          (M)  Ariel Capital Management, Inc - Filed Herewith.
-----------------
     (1) Previously filed as an exhibit to the Registration Statement on Form N-1A of the Registration (File No. 333-10015) on August 12, 1996, and incorporated herein by reference.

     (2) Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on November 15, 1996, and incorporated herein by reference.

     (3) Previously filed as an exhibit to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on December 17, 1996, and incorporated herein by reference.

     (4) Previously filed as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on September 2, 1997, and incorporated herein by reference.

     (5) Previously filed as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on February 24, 1999, and incorporated herein by reference.

     (6) Previously filed as an exhibit to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on October 6, 1999, and incorporated herein by reference.

     (7) Previously filed as an exhibit to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on April 20, 2000, and incorporated herein by reference.

     (8) Previously filed as an exhibit to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on June 22, 2000, and incorporated herein by reference.

     (9) Previously filed as an exhibit to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on April 30, 2001, and incorporated herein by reference.

     (10) Previously filed as an exhibit to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A of the Registrant (File No. 333-10015) on April 30, 2003, and incorporated herein by reference.

Item 24. Persons Controlled by or under Common Control with Registrant.

         None.

Item 25. Indemnification:

     Article VI of Registrant's By-Laws states as follows:

     Section 1. AGENTS, PROCEEDINGS AND EXPENSES. For the purpose of this Article, "agent" means any person who is or was a Trustee, officer, employee or other agent of this Trust or is or was serving at the request of this Trust as a Trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a Trustee, director, officer, employee or agent of a foreign or domestic corporation which was a predecessor of another enterprise at the request of such predecessor entity; "proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and "expenses" includes without limitation attorney's fees and any expenses of establishing a right to indemnification under this Article.

     Section 2. ACTIONS OTHER THAN BY TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of this Trust) by reason of the fact that such person is or was an agent of this Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceedings, if it is determined that persons acted in good faith and reasonably believed:

          (1) in the case of conduct in his official capacity as a Trustee of the Trust, that his conduct was in the Trust's best interests, and

          (2) in all other cases, that his conduct was at least not opposed to the Trust's best interests, and

          (3) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

     The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of this Trust or that the person had reasonable cause to believe that the person's conduct was unlawful.

     Section 3. ACTIONS BY THE TRUST. This Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action by or in the right of this Trust to procure a judgment in its favor by reason of the fact that that person is or was an agent of this Trust, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of that action if that person acted in good faith, in a manner that person believed to be in the best interests of this Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

     Section 4. EXCLUSION OF INDEMNIFICATION. Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the agent's office with this Trust.

     No indemnification shall be made under Sections 2 or 3 of this Article:

          (1) In respect of any claim, issue, or matter as to which that person shall have been adjudged to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity; or

          (2) In respect of any claim, issue or matter as to which that person shall have been adjudged to be liable in the performance of that person's duty to this Trust, unless and only to the extent that the court in which that action was brought shall determine upon application that in view of all the circumstances of the case, that person was not liable by reason of the disabling conduct set forth in the preceding paragraph and is fairly and reasonably entitled to indemnity for the expenses which the court shall determine; or

          (3) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval, or of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval, unless the required approval set forth in Section 6 of this
               Article is obtained.

     Section 5. SUCCESSFUL DEFENSE BY AGENT. To the extent that an agent of this Trust has been successful on the merits in defense of any proceeding referred to in Sections 2 or 3 of this Article or in defense of nay claim, issue or matter therein, before the court or other body before whom the proceeding was brought, the agent shall be indemnified against expenses actually and reasonably incurred by the agent in connection therewith, provided that the Board of Trustees, including a majority who are disinterested, non-party Trustees, also determines that based upon a review of the facts, the agent was not liable by reason of the disabling conduct referred to in Section 4 of this Article.

     Section 6. REQUIRED APPROVAL. Except as provided in Section 5 of this Article, any indemnification under this Article shall be made by this Trust only if authorized in the specific case on a determination that indemnification of the agent is proper in the circumstances because the agent has met the applicable standard of conduct set forth in Sections 2 or 3 of this Article and is not prohibited from indemnification because of the disabling conduct set forth in Section 4 of this Article, by:

          (1) A majority vote of a quorum consisting of Trustees who are not parties to the proceeding and are not interested persons of the Trust (as defined in the Investment Company Act of 1940); or

          (2)  A written opinion by an independent legal counsel.

     Section 7. ADVANCE OF EXPENSES. Expenses incurred in defending any proceeding may be advanced by this Trust before the final disposition of the proceeding upon a written undertaking by or on behalf of the agent, to repay the amount of the advance if it is ultimately determined that he or she is not entitled to indemnification, together with at least one of the following as a condition to the advance: (i) security for the undertaking; or (ii) the existence of insurance protecting the Trust against losses arising by reason of any lawful advances; or (iii) a determination by a majority of a quorum of Trustees who are not parties to the proceeding and are not interested persons of the Trust, or by an independent legal counsel in a written opinion, based on a review of readily available facts that there is reason to believe that the agent ultimately will be found entitled to indemnification. Determinations and authorizations of payments under this Section must be made in the manner specified in Section 6 of this Article for determining that the indemnification is permissible.

     Section 8. OTHER CONTRACTUAL RIGHTS. Nothing contained in this Article shall affect any right to indemnification to which persons other than Trustees and officers of this Trust or any subsidiary hereof may be entitled by contract or otherwise.

     Section 9. LIMITATIONS. No indemnification or advance shall be made under this Article, except as provided in Sections 5 or 6 in any circumstances where it appears:

          (1) that it would be inconsistent with a provision of the Agreement and Declaration of Trust of the Trust, a resolution of the shareholders, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or

          (2) that it would be inconsistent with any condition expressly imposed by a court in approving a settlement.

     Section 10. INSURANCE. Upon and in the event of a determination by the Board of Trustees of this Trust to purchase such insurance, this Trust shall purchase and maintain insurance on behalf of any agent of this Trust against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such, but only to the extent that this Trust would have the power to indemnify the agent against that liability under the provisions of this Article and the Agreement and Declaration of Trust of the Trust.

     Section 11. FIDUCIARIES OF EMPLOYEE BENEFIT PLAN. This Article does not apply to nay proceeding against any Trustee, investment manager or other fiduciary of an employee benefit plan in that person's capacity as such, even though that person may also be an agent of this Trust as defined in Section 1 of this Article. Nothing contained in this Article shall limit any right to indemnification to which such a Trustee, investment manager, or other fiduciary may be entitled by contract or otherwise which shall be enforceable to the extent permitted by applicable law other than this Article.

Item 26. Business and Other Connections of Investment Adviser.

     The information required by this item is contained in the Form ADV of the following entities and is incorporated herein by reference:

                  Name of investment adviser                File No.

                  Litman/Gregory Fund Advisors, LLC         801-52710
                  Davis Selected Advisers, L.P.             801-31648
                  Southeastern Asset Management, Inc.       801-11123
                  Jennison Associates Capital Corp.         801-5608
                  Friess Associates, Inc.                   801-16178
                  Strong Capital Management, Inc.           801-10724
                  Mastholm Asset Management, LLC            801-54834
                  Harris Associates L.P.                    801-50333
                  Artisan Partners LP                       801-48435
                  BPI Global Asset Management, LLP          801-53972
                  Legg Mason Fund Adviser, Inc.             801-16958
                  Franklin Mutual Advisers. LLC             801-53068
                  First Pacific Advisors, Inc.              801-18767
                  Ariel Capital Management, Inc.            801-39512

Item 27. Principal Underwriters.

(a) T.O. Richardson Securities, Inc. ("TORS") serves as the Registrant's distributor. In addition to serving as principal underwriter for the Registrant, TORS also serves as principal underwriter for the following investment companies: Barrett Funds, Simms Funds, Grand Prix Fund, Fremont Mutual Funds, Masters' Select Trust, Professionally Managed Portfolios and Builders Fixed Income Fund, Inc.

(b) The principal business address of TORS is Two Bridgewater Road, Farmington, Connecticut 06032-2256. The following information relates to each director and officer of TORS:


Name                 Positions and Offices With Underwriter    Positions and Offices with Registrant
----                 --------------------------------------    -------------------------------------
Samuel Bailey, Jr.   President and Chief Executive Officer     Trustee, President and Treasurer
L. Austine Crowe     Vice President                            Vice President
Kathleen M. Russo    Vice President and Secretary              Secretary

(c)  Not Applicable


Items 28. Location of Accounts and Records.

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the following persons:

     (a) the documents required to be maintained by paragraph (4) of Rule 31a-1(b) will be maintained by the Registrant;

     (b) the documents required to be maintained by paragraphs (5), (6), (10) and (11) of Rule 31a-1(b) will be maintained by the respective investment managers:

     Litman/Gregory Fund Advisors, LLC, 100 Larkspur Landing Circle Suite 204, Larkspur, CA 94939
     Davis Selected Advisers, L.P., 124 East Marcy Street, Santa Fe, NM 87501 Southeastern Asset Management, Inc., 6401 Poplar Avenue, Memphis, TN 38119 Jennison Associates Capital Corp., 466 Lexington Avenue, New York, NY 10017 Friess Associates, Inc. 350 Broadway, Jackson, WY 83001
     Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, WI 53051
     Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004
     Harris Associates L.P., Two North LaSalle, Suite 500, Chicago, Illinois 60602-3790
     Artisan Partners L.P., 1000 North Water Street, Suite 1770, Milwaukee, Wisconsin 53202
     BPI Global Asset Management, LLP, Tower Place at the Summit, 1900 Summit Tower Blvd., Ste. 450, Orlando, FL 32810
     Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, MD 21202 Franklin Mutual Services, LLC, 51 John F. Kennedy Parkway, Short Hills, NJ 07078
     First Pacific Advisors, Inc., 11400 West Olympic Boulevard, Suite 1200, Los Angeles, CA 90064
     Ariel Capital Management, Inc., 200 East Randolph Drive, Suite 2900, Chicago, IL 60601

     (c) all other documents will be maintained by Registrant's custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.

Item 29. Management Services.

     Not applicable.

Item 30. Undertakings.

     Registrant hereby undertakes to:

(1)  Furnish  each  person  to  whom  a  Prospectus   is  delivered  a  copy  of
     Registrant's latest annual report to shareholders, upon request and without charge.

(2)  If  requested  to do so by the  holders  of at  least  10%  of the  Trust's outstanding shares, call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee and assist in communications with other shareholders.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement (File No. 333-10015) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orinda, State of California on the 23rd day of May, 2003.

                                  MASTERS' SELECT FUNDS TRUST

                                  By:      /s/ Kenneth E. Gregory*
                                           -----------------------
                                           Kenneth E. Gregory
                                           President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Kenneth E. Gregory*                  President and Trustee   May 23, 2003
-----------------------
Kenneth E. Gregory

/s/ Craig A. Litman*                     Trustee                 May 23, 2003
-------------------
Craig A. Litman

/s/ A. George Battle*                    Trustee                 May 23, 2003
---------------------
A. George Battle

/s/ Frederick A. Eigenbrod, Jr.*         Trustee                 May 23, 2003
--------------------------------
Frederick A. Eigenbrod, Jr.

/s/ Taylor M. Welz*                      Trustee                 May 23, 2003
-------------------
Taylor M. Welz

/s/ John Coughlan*                       Chief Financial and     May 23, 2003
------------------                       Accounting Officer
John Coughlan


*By  /s/ Robert M. Slotky
         Robert M. Slotky, Attorney-in-Fact under powers of Attorney as filed with Post-Effective Amendment No. 7 on October 6, 1999.


EXHIBIT INDEX

Exhibit                                                             Exhibit No.
-------                                                             -----------

Investment Advisory Agreement for Masters' Select
Smaller Companies                                                  EX-99.d.i.D

Investment Management Agreement with Masters' Select
Smaller Companies Fund and Friess Associates, Inc.                 EX-99.d.ii.m

Investment Management Agreement with Masters' Select
Smaller Companies Fund and Ariel Capital Management, Inc.          EX-99.d.ii.n

Investment Management Agreement with Masters' Select
Smaller Companies Fund and First Pacific Advisors, Inc.            EX-99.d.ii.o

Investment Management Agreement with Masters' Select
Smaller Companies Fund and Strong Capital Management, Inc.         EX-99.d.ii.p

Consent and Opinion of Counsel                                     EX-99.i

Consent of Independent Public Accountants                          EX-99.j

Code of Ethics - First Pacific Advisors, Inc.                      EX-99.p.iii.l

Code of Ethics - Ariel Capital Management, Inc.                    EX-99.p.iii.m